                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

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[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                          Pacific Select Fund
--------------------------------------------------------------------------------
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                          Pacific Select Fund
--------------------------------------------------------------------------------
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Notes:

                                                                    PRELIMINARY
                                                    [DRAFT - FEBRUARY 26, 1998]



                                     LOGO
[LOGO OF PACIFIC SELECT FUND]
                                                               THOMAS C. SUTTON
                                                          Chairman of the Board
                                                                  and President

March   , 1998

Dear Variable Contract Owner:

  We are pleased to enclose a Notice and Proxy Statement for the Special Meeting of Shareholders (the "Meeting") of the Aggressive Equity Portfolio, the Equity Portfolio, and the Bond and Income Portfolio (the "Portfolios") of Pacific Select Fund (the "Fund").

  The Meeting is scheduled to be held at [TIME] Pacific Time on April [ ], 1998 at 700 Newport Center Drive, Newport Beach, California 92660. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Fund and to you as a variable contract owner having an interest in one or more of the Portfolios.

  The purpose of the Meeting is to seek your approval of a new Portfolio Management Agreement for the three Portfolios. Shareholders of the Aggressive Equity Portfolio will be asked to approve a Portfolio Management Agreement with Alliance Capital Management L.P., while Shareholders of the Equity Portfolio and the Bond and Income Portfolio will be asked to approve a separate Portfolio Management Agreement with Goldman Sachs Asset Management. In addition, Shareholders of the Bond and Income Portfolio will be asked to approve an amendment to that Portfolio's investment objective.

  The Trustees have concluded that these proposals are in the best interests of the Fund and its shareholders and recommend that shareholders vote in favor of each proposal for which they are eligible to vote. These proposals are described in more detail in the enclosed Proxy Statement.

  We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                          Sincerely,

                                          /s/ THOMAS C. SUTTON
                                          Thomas C. Sutton

                              PACIFIC SELECT FUND
  700 Newport Center Drive, Newport Beach, California 92660, Telephone (714)
                          640-3126 FAX (714) 721-5130

                                                                    PRELIMINARY

                              PACIFIC SELECT FUND
                           700 NEWPORT CENTER DRIVE
                        NEWPORT BEACH, CALIFORNIA 92660

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               [DATE OF NOTICE]

                               ----------------

To the Shareholders of the Aggressive Equity Portfolio, the Equity Portfolio, and the Bond and Income Portfolio of Pacific Select Fund:

  Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Aggressive Equity Portfolio, the Equity Portfolio, and the Bond and Income Portfolio (the "Portfolios") of Pacific Select Fund (the
"Fund") will be held at [TIME] Pacific Time on April   , 1998 at 700 Newport
Center Drive, Newport Beach, California 92660 for the following purposes:

    I. To consider and vote on the approval of a Portfolio Management Agreement with Alliance Capital Management L.P. for the Aggressive Equity Portfolio under which Alliance Capital Management L.P. would commence serving as Portfolio Manager of the Aggressive Equity Portfolio on May 1, 1998;

    II. To consider and vote on the approval of the Portfolio Management Agreement with Goldman Sachs Asset Management for the Equity Portfolio under which Goldman Sachs Asset Management would commence serving as Portfolio Manager of the Equity Portfolio on May 1, 1998;

    III. (A) To consider and vote on the approval of a Portfolio Management Agreement with Goldman Sachs Asset Management for the Bond and Income Portfolio under which Goldman Sachs Asset Management would commence serving as Portfolio Manager of the Bond and Income Portfolio on May 1, 1998; and
  (B) to consider and vote on the approval of an amendment to the Bond and Income Portfolio's investment objective; and

    IV. To transact such other business as may properly come before the Meeting or any adjournment thereof.

  The Board of Trustees has fixed the close of business on [         , 1998],
as the record date for determining Shareholders entitled to notice of and to vote at the Meeting and any adjournment thereof.

  You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting are requested to complete, sign, and return the enclosed proxy promptly. The enclosed proxy is being solicited by the Board of Trustees of the Fund.

  PLEASE RESPOND--YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND MAIL THE PROXY IN THE ENVELOPE PROVIDED.

                                          By Order of the Board of Trustees

                                          By: _________________________________
                                                Audrey L. Milfs, Secretary
Newport Beach, California
[DATE]

                                                                    PRELIMINARY

                               ----------------

                                PROXY STATEMENT

                               ----------------

                              PACIFIC SELECT FUND
                           700 NEWPORT CENTER DRIVE
                        NEWPORT BEACH, CALIFORNIA 92660

                        SPECIAL MEETING OF SHAREHOLDERS
   OF THE AGGRESSIVE EQUITY PORTFOLIO, THE EQUITY PORTFOLIO AND THE BOND AND
                               INCOME PORTFOLIO

                           [DATE OF PROXY STATEMENT]

                            SOLICITATION OF PROXIES

  This statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Pacific Select Fund (the "Fund") for use at a Special Meeting of Shareholders of the Aggressive Equity Portfolio, the Equity Portfolio, and the Bond and Income Portfolio (the "Portfolios") of the Fund to be held at [TIME OF MEETING] Pacific Time on [DATE OF MEETING] at 700 Newport Center Drive, Newport Beach, California 92660, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders ("Notice"). The primary purpose of the Meeting is for Shareholders of the Portfolios to consider and approve new agreements with proposed new portfolio managers for each Portfolio. In addition, Shareholders of the Bond and Income Portfolio will also vote on an amendment to that Portfolio's investment objective. The date of the first mailing of this proxy statement will be on or about [MAILING DATE OF PROXY STATEMENT].

  As set forth in the attached Notice of Meeting, Shareholders will be asked to consider and vote on four proposals at the Meeting. The following table explains the Shareholders that are entitled to vote for each proposal.

   Proposal I................... Shareholders of the Aggressive Equity Portfolio
   Proposal II.................. Shareholders of the Equity Portfolio
   Proposals III.A and III.B.... Shareholders of the Bond and Income Portfolio

                                 INTRODUCTION

  Pacific Life Insurance Company ("Pacific Life" and formerly "Pacific Mutual Life Insurance Company") acts as Investment Adviser to each Portfolio under an Investment Advisory Agreement ("Advisory Agreement") between the Fund, on behalf of each Portfolio, and Pacific Life. As permitted by the Advisory Agreement, Pacific Life may hire another advisory firm as sub-adviser or "portfolio manager" for each Portfolio, whose fees Pacific Life (and not the Fund) pays out of its investment advisory fee. At the Meeting, the Shareholders of each Portfolio will be asked to approve a new portfolio management agreement among the Fund, Pacific Life, and a new Portfolio Manager, as described below. The firms that currently serve as the portfolio managers for these Portfolios have provided written confirmation that they will not manage their respective Portfolios after April 30, 1998. The current portfolio managers are Columbus Circle Investors for the Aggressive Equity Portfolio, and Greenwich Street Advisors, a division of Smith Barney Mutual Funds Management, Inc., for the Equity and Bond and Income Portfolios (the "Current Portfolio Managers").

  Shareholders are asked to approve agreements with the following proposed portfolio managers ("New Portfolio Managers"):

   Aggressive Equity Portfolio:  Alliance Capital Management L.P.
   Equity Portfolio:             Goldman Sachs Asset Management
   Bond and Income Portfolio:    Goldman Sachs Asset Management

TERMS OF THE NEW PORTFOLIO MANAGEMENT AGREEMENTS

  The terms of each new portfolio management agreement ("New Portfolio Management Agreements") are substantially similar to those of the portfolio management agreement ("Current Portfolio Management Agreement") currently in effect for each applicable Portfolio, other than with regard to the fees, as discussed below, the effective date, and the parties. The form of the New Portfolio Management Agreement with Alliance Capital Management L.P. is attached as Appendix A. The form of the New Portfolio Management Agreement with Goldman Sachs Asset Management is attached as Appendix B. Each New Portfolio Management Agreement requires the New Portfolio Manager to provide, subject to the supervision of Pacific Life, a continuous investment program for the Portfolio and to determine the composition of the assets of the Portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Portfolio, in accordance with the Portfolio's investment objective, policies, and restrictions. Each New Portfolio Manager also will provide investment research and analysis.

  Under the terms of each New Portfolio Management Agreement, the New Portfolio Manager is not subject to liability for any damages, expenses, or losses to the Fund connected with or arising out of any investment advisory services rendered under the New Portfolio Management Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the New Portfolio Manager's duties or by reason of its reckless disregard of its obligations and duties under the New Portfolio Management Agreement. This same provision has applied to each Current Portfolio Manager during its tenure as Portfolio Manager of a Portfolio.

  Each New Portfolio Management Agreement will terminate automatically in the event of its assignment. In addition, it may be terminated by Pacific Life upon sixty days' written notice to the New Portfolio Manager and the Fund, by the New Portfolio Manager upon sixty days' written notice to Pacific Life and the Fund, and by the Fund, upon the vote of a majority of the Fund's Board of Trustees ("Trustees") or a majority of the outstanding voting shares of Portfolio, upon sixty days' written notice to the New Portfolio Manager.

  If approved by Shareholders of a Portfolio, each New Portfolio Management Agreement will continue in effect for an initial term of two years from its effective date, and will continue from year to year thereafter, subject to approval annually by the Trustees or by the Shareholders of the Portfolio, and also, in either event, approval by a majority of those Trustees who are not parties to the New Portfolio Management Agreement or "interested persons" of any such party at a meeting called for the purpose of voting on such approval. "Interested person" is defined in the Investment Company Act of 1940, and generally refers to a person who is not independent of Pacific Life and the New Portfolio Manager.

  On the recommendation of Pacific Life, the Trustees have decided to retain, subject to Shareholder approval, a New Portfolio Manager for each Portfolio. Each New Portfolio Management Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the New Portfolio Management Agreement or "interested persons" of such parties, at a meeting held on February 23, 1998. Under the terms of the New Portfolio Management Agreement, the New Portfolio Managers would begin service on May 1, 1998.

FEES UNDER THE NEW PORTFOLIO MANAGEMENT AGREEMENTS

 A. The Aggressive Equity Portfolio

  The table below compares the portfolio management fees paid to the Current Portfolio Manager under the Current Portfolio Management Agreement and the proposed fees to be paid to Alliance Capital Management L.P. ("Alliance") under the New Portfolio Management Agreement. In both instances, the portfolio management fees are paid by Pacific Life in its capacity as the Fund's Investment Adviser. The fees payable to Pacific Life under the advisory agreement would not change so that investment management fees paid by the Portfolio will not change if Alliance is approved as New Portfolio Manager. Under the proposed fee structure with Alliance, Pacific Life would pay more than it currently pays the Current Portfolio Manager for as long as the Portfolio's average net assets remain at their current level ($85,727,861 as of December 31, 1997). Once the Portfolio's average net assets reach approximately $200 million, the portfolio management fees paid by Pacific Life to Alliance should be approximately the same as it currently is required to pay to the Current Portfolio Manager under the Current Portfolio Management Agreement. For the year ended December 31, 1997, Pacific Life paid $468,441 for the Current Portfolio Manager's service as Portfolio Manager of the Portfolio. This fee was the effective equivalent to an annual rate of 0.55% of the Portfolio's average daily net assets.

                                                        PROPOSED FEES TO BE PAID TO ALLIANCE BY
       FEES PAID TO CURRENT PORTFOLIO MANAGER                        PACIFIC LIFE
   ------------------------------------------------------------------------------------------------
                               FEE (AS PERCENT OF                              FEE (AS PERCENT OF
    AVG. DAILY NET ASSETS    AVG. DAILY NET ASSETS)  AVG. DAILY NET ASSETS   AVG. DAILY NET ASSETS)
   ------------------------  ---------------------- ------------------------ ----------------------
   0-$100 million..........           0.55%         0-$100 million.........           0.60%
   Next $150 million.......           0.50%         Next $400 million......           0.45%
   Next $250 million.......           0.45%         Net Assets Thereafter..           0.40%
   Net Assets Thereafter...           0.40%

 B. The Equity and Bond and Income Portfolios

  The table below compares the portfolio management fees, based on the combined daily net assets of the Equity Portfolio and the Bond and Income Portfolio, paid to the Current Portfolio Manager under the Current Portfolio Management
Agreement and the proposed fees to be paid to Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co., ("Goldman Sachs" or
"GSAM") under the New Portfolio Management Agreement. The portfolio management fees for each portfolio are paid by Pacific Life in its capacity as the Fund's
Investment Adviser. The fees payable to Pacific Life under the Advisory
Agreement would not change so that investment management fees paid by each Portfolio will not change if Goldman Sachs is approved as the New Portfolio
Manager. Under the proposed fee structure with Goldman Sachs, Pacific Life would pay a lower rate than it currently pays the Current Portfolio Manager on the Portfolios' combined average net assets below $1 billion (the Portfolios' combined average net assets were $374,953,118 as of December 31, 1997). Once the Portfolios' combined average daily net asset level reaches $1 billion, Pacific Life would begin paying Goldman Sachs at the same rate that it pays to the Current Portfolio Manager on average daily net assets above $1 billion.
Thus, the difference in the amount retained by Pacific Life under the Current
Portfolio Management Agreement versus the New Portfolio Management Agreement will depend on the asset size of the two Portfolios as shown below.

       FEES PAID TO CURRENT PORTFOLIO MANAGER          PROPOSED FEES TO BE PAID TO GOLDMAN SACHS
   ------------------------------------------------------------------------------------------------
     COMBINED AVG. DAILY                              COMBINED AVG. DAILY
   NET ASSETS OF THE EQUITY                         NET ASSETS OF THE EQUITY
    PORTFOLIO AND THE BOND     FEE (AS PERCENT OF    PORTFOLIO AND THE BOND   FEE (AS PERCENT OF
     AND INCOME PORTFOLIO    AVG. DAILY NET ASSETS)   AND INCOME PORTFOLIO   AVG. DAILY NET ASSETS)
   ------------------------  ---------------------- ------------------------ ----------------------
   0-$100 million..........          0.45%          0-$100 million.........          0.35%
   Next $100 million.......          0.40%          Next $100 million......          0.30%
   Next $200 million.......          0.35%          Next $800 million......          0.25%
   Next $600 million.......          0.30%          Net Assets Thereafter..          0.20%
   Net Assets Thereafter...          0.20%

  For the year ended December 31, 1997, Pacific Life paid the Current Portfolio Manager $1,456,943 for its service as Portfolio Manager of the Equity Portfolio and the Bond and Income Portfolio. This fee was equivalent to an effective annual rate of 0.39% of each Portfolio's average daily net assets. During the same period, the Equity Portfolio paid $61,512 of brokerage commissions, constituting 8.7% of aggregate brokerage commissions paid by the Equity Portfolio, to Smith Barney Inc. and $23,700 of brokerage commissions, constituting 3.4% of aggregate brokerage commissions paid by the Equity Portfolio, to Robinson Humphrey Co., Inc., each of which is a broker-dealer affiliated with the Current Portfolio Manager.

COMPARISON OF FEES PAID BY PACIFIC LIFE UNDER THE CURRENT AND NEW PORTFOLIO MANAGEMENT AGREEMENTS

  The table below compares the actual fees paid for each Portfolio to its Current Portfolio Manager by Pacific Life under each Current Portfolio Management Agreement during calendar year 1997 with the hypothetical fees that would have been paid to each New Portfolio Manager by Pacific Life under the New Portfolio Management Agreements if they had been in effect during that period:


                                                                                             FEES THAT WOULD HAVE BEEN
                                                                                            PAID/RETAINED UNDER THE NEW
                                                                                          PORTFOLIO MANAGEMENT AGREEMENT
                                               ACTUAL FEES PAID/RETAINED UNDER THE       -----------------------------------
                              ACTUAL ADVISORY     CURRENT PORTFOLIO MANAGEMENT
                              FEES PAID TO PL               AGREEMENT                    MGMT FEES THAT     NET ADVISORY FEES
                                (RESULT NET    -------------------------------------       WOULD HAVE        THAT WOULD HAVE
                                  CHANGE)      MGMT FEES PAID TO    NET ADVISORY FEES     BEEN PAID TO        BEEN RETAINED
                  AVG. DAILY (DOES NOT CHANGE) PORTFOLIO MANAGER     RETAINED BY PL      PORTFOLIO MGR.           BY PL
                  NET ASSETS ----------------- -------------------- -------------------- ------------------ -----------------
                  (IN 000'S)           ANNUAL               ANNUAL             ANNUAL               ANNUAL            ANNUAL
   PORTFOLIO          $          $     RATE(%)     $        RATE(%)    $       RATE(%)      $       RATE(%)     $     RATE(%)
   ---------      ---------- --------- ------- ---------    ------- ---------- --------- -------    ------- --------- -------
Aggressive
 Equity.........    85,728     684,226  0.80     468,441     0.55      215,785     0.25  514,367     0.60     169,859  0.20
Equity..........   280,095   1,818,664  0.65   1,088,097(1)  0.39      730,567     0.26  812,289(1)  0.29   1,006,375  0.36
Bond and Income.    94,858     568,647  0.60     368,846(1)  0.39      199,801     0.21  275,094(1)  0.29     293,553  0.31
                   CHANGE
                  IN RATE
                   OF NET
                  ADV. FEE
                  RETAINED
   PORTFOLIO        (%)
   ---------      --------
Aggressive
 Equity.........   (0.05)
Equity..........    0.10
Bond and Income.    0.10

-------
(1) Portfolio management fees reflect breakpoints that are based on the combined average daily net assets of the Equity Portfolio and the Bond and Income Portfolio.

COMPARISON OF PORTFOLIO MANAGEMENT FEES PAID BY PACIFIC LIFE AT HYPOTHETICAL NET ASSET LEVELS

  Similarly, the tables below compare the hypothetical estimated fees that would be paid to the Portfolio Manager by Pacific Life and the net advisory fees retained by Pacific Life under each Current Portfolio Management Agreement versus those that would be paid and retained under each New Portfolio Management Agreement at different assumed net asset levels as specified below. The information in the charts is hypothetical and estimated.

 A. The Aggressive Equity Portfolio

                                                HYPOTHETICAL ESTIMATED FEES
                           ----------------------------------------------------------------------
                                UNDER CURRENT PORTFOLIO         UNDER NEW PORTFOLIO MANAGEMENT
                                 MANAGEMENT AGREEMENT                     AGREEMENT
                           --------------------------------- ------------------------------------
                            FEES THAT WOULD   NET FEES THAT                       NET FEES THAT
  AVERAGE DAILY            HAVE BEEN PAID TO WOULD HAVE BEEN FEES THAT WOULD BE WOULD BE RETAINED
 NET ASSET LEVELS           PORTFOLIO MGR.   RETAINED BY PL   PAID TO ALLIANCE        BY PL
 ----------------          ----------------- --------------- ------------------ -----------------
 $200 million............     $1,050,000       $  550,000        $1,050,000        $  550,000
 $400 million............     $1,975,000       $1,225,000        $1,950,000        $1,250,000
 $600 million............     $2,825,000       $1,975,000        $2,800,000        $2,000,000

 B. The Equity Portfolio and the Bond and Income Portfolio (Combined 75% Equity Portfolio and 25% Bond and Income Portfolio)

                                                HYPOTHETICAL ESTIMATED FEES
                          ------------------------------------------------------------------------
                          UNDER CURRENT PORTFOLIO MANAGEMENT     UNDER NEW PORTFOLIO MANAGEMENT
                                       AGREEMENT                           AGREEMENT
                          ------------------------------------------------------------------------
  COMBINED AVERAGE DAILY
    NET ASSETS OF THE
EQUITY                     FEES THAT WOULD    NET FEES THAT                        NET FEES THAT
AND BOND AND INCOME       HAVE BEEN PAID TO  WOULD HAVE BEEN  FEES THAT WOULD BE WOULD BE RETAINED
PORTFOLIOS                PORTFOLIO MGR.(1)   RETAINED BY PL   PAID TO GSAM(1)         BY PL
------------------------  ------------------ ----------------------------------- -----------------
   $400 million.........     $       1,550,000 $       1,000,000  $1,150,000        $1,400,000
   $800 million.........     $       2,750,000 $       2,350,000  $2,150,000        $2,950,000
   $1.2 billion.........     $       3,750,000 $       3,900,000  $3,050,000        $4,600,000

--------
(1) Portfolio management fees reflect the breakpoints that are based on the combined average daily net assets of the Equity Portfolio and the Bond and Income Portfolio.

                                  PROPOSAL I

                  APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT
                   WITH ALLIANCE CAPITAL MANAGEMENT L.P. FOR
                        THE AGGRESSIVE EQUITY PORTFOLIO

  Under Proposal I, the Shareholders of the Aggressive Equity Portfolio ("Portfolio") are asked to approve a New Portfolio Management Agreement among the Fund, Pacific Life, and Alliance under which Alliance would provide portfolio management services to the Portfolio. The Current Portfolio Manager has been serving as Portfolio Manager for the Portfolio since April 1, 1996 under the Current Portfolio Management Agreement that was approved by the then sole Shareholder of the Aggressive Equity Portfolio on January 30, 1996.

  Based on a recommendation from Pacific Life, the Trustees have approved the appointment of Alliance to serve as the New Portfolio Manager for the Portfolio. The Trustees considered the recommendation of Pacific Life that the best interests of the Portfolio's Shareholders would be served and that the potential for strong investment performance relative to comparable funds would be enhanced if Alliance were engaged. Accordingly, the Trustees now submit for Shareholder approval a New Portfolio Management Agreement under which Alliance would serve as New Portfolio Manager.

CHANGES IN THE PORTFOLIO'S INVESTMENT POLICIES

  The Portfolio's investment objective is capital appreciation. The investment objective would not change. The Trustees have approved changes to certain of the Portfolio's investment policies, which will become effective, if the Shareholders approve the New Portfolio Management Agreement, on the date that Alliance would assume management responsibility for the Portfolio, which is expected to be May 1, 1998. The Portfolio's investment objective and investment policies, restated to reflect the changes in investment policies that will become effective if the New Portfolio Management Agreement is approved, are as follows:

    INVESTMENT OBJECTIVE. Capital Appreciation. No consideration is given to income.

    INVESTMENT POLICIES. The Portfolio invests primarily in common stock and other equity-type securities of small emerging growth and medium capitalization companies. It may also invest in more well-established companies. Investments may include preferred stocks, convertible debt, and warrants. From time to time, the Portfolio may emphasize securities of companies in cyclical industries, securities believed to be undervalued, and companies in special situations. The Portfolio is intended for aggressive long-term investors seeking above-average gains who are willing to accept the greater risks associated with small-capitalization stocks.

    The Portfolio may also invest a portion of its assets in high-quality money market instruments. For temporary defensive purposes, the Portfolio may invest to a significant degree in U.S. Government securities, mortgage-related and other asset-backed securities, and in corporate fixed-income securities that are rated, at the time of acquisition, investment grade, or, if not rated, are determined by the Portfolio Manager to be of comparable quality.

    The Portfolio may invest in securities of foreign issuers, although the Portfolio may not acquire a security of a foreign issuer principally traded outside of the United States, if, at the time of such investment, more than 20% of the Portfolio's total assets would be invested in such foreign securities.

    OTHER TECHNIQUES. For hedging purposes, the Portfolio may purchase put and call options on securities and securities indexes and may write covered call options. The Portfolio may purchase and sell stock index futures contracts and options thereon. The Portfolio may make secured loans of its portfolio securities to others with securities that constitute up to 25% of the Portfolio's total assets. To hedge against the risk of currency fluctuation associated with investment on foreign securities, the Portfolio may buy or sell foreign currencies on a spot (cash) basis and enter into forward foreign currency contracts or options on foreign currencies or foreign currency futures contracts and options thereon. These investment techniques and investment in securities of foreign issuers may involve a greater degree of risk than more conservative approaches.

COMPARISON OF MANAGEMENT STYLES

  It is expected that if Shareholders approve the New Portfolio Management Agreement with Alliance, and the changes in investment policies become effective, the differences in investment policies and the different investment management styles of Alliance and the Current Portfolio Manager will result in some changes in the Portfolio and its holdings. Under both the current and revised policies, the Portfolio invests primarily in small and medium capitalization companies, and therefore the Portfolio will continue to be intended for long-term investors who are willing to accept the greater risks associated with investment in such companies. However, the Current Portfolio Manager utilizes an investment discipline called "Positive Momentum & Positive Surprise" and seeks companies doing better than expected. In contrast, Alliance selects companies that it believes have favorable growth prospects. For more information on certain of the investment techniques permitted by the Portfolio's investment policies, see Appendix C.

  In the event that Shareholders of the Portfolio approve the New Portfolio Management Agreement, significant portfolio turnover may occur in connection with a restructuring of the Portfolio's holdings to reflect the management style of Alliance. Such restructuring may result in increased transactional costs in the Portfolio's current fiscal year.

PRIOR PERFORMANCE OF A COMPARABLE FUND MANAGED BY ALLIANCE

  The table below sets forth the performance data relating to the historical performance of the Alliance Aggressive Stock Portfolio, a series of the Hudson River Trust. The Alliance Aggressive Stock Portfolio is a mutual fund managed by Alliance and has substantially similar investment objectives, policies, and strategies to those of the Aggressive Equity Portfolio (assuming effectiveness of the revised investment policies described above). The Aggressive Equity Portfolio's current and future investments are not and will not necessarily be identical to those of the Alliance Aggressive Stock Portfolio. Differences in the asset size of the two funds might reduce their comparability. The performance information for the Alliance Aggressive Stock Portfolio is presented in two forms: (1) the first presentation reflects the fees and expenses of the Alliance Aggressive Stock Portfolio and (2) the second presentation uses the gross performance of the Alliance Aggressive Stock Portfolio, which is adjusted to reflect the fees and expenses of the Fund's Aggressive Equity Portfolio.

  The investment results presented below are not those of the Fund and are not intended to predict or suggest returns that might be experienced by the Aggressive Equity Portfolio or an individual investor having an interest in the Aggressive Equity Portfolio. These total return figures represent past performance and do not indicate future results, which will vary.

  The following performance data does not reflect the deduction for separate account or contract level charges.

                   TOTAL RETURN FOR THE ALLIANCE AGGRESSIVE
      STOCK PORTFOLIO AND 50% RUSSELL 2000 INDEX/50% RUSSELL MIDCAP INDEX


                                       ALLIANCE AGGRESSIVE STOCK
                                          PORTFOLIO ADJUSTED
                                        TO REFLECT EXPENSES OF
                                                  THE             50% RUSSELL 2000
                   ALLIANCE AGGRESSIVE     AGGRESSIVE EQUITY     INDEX/ 50% RUSSELL
                     STOCK PORTFOLIO           PORTFOLIO            MIDCAP INDEX
-----------------------------------------------------------------------------------
                         ANNUAL                 ANNUAL                 ANNUAL
       YEAR          TOTAL RETURN(%)        TOTAL RETURN(%)       TOTAL RETURN(%)
-----------------------------------------------------------------------------------
     1997                10.94                   10.62                 25.69
     1996                22.20                   21.66(/2/)            17.75
     1995                31.63                                         31.45
     1994                (3.81)                                        (1.96)
     1993                16.77                                         16.60
     1992                (3.16)                                        17.38
     1991                86.87                                         43.78
     1990                 8.16                                        (15.51)
     1989                43.50                                         21.26
     1988                 1.13                                         22.36
     1987                 7.30                                         (4.28)
     1986                35.90(/1/)                                     N/A
-----------------------------------------------------------------------------------
    TIME PERIOD      AVERAGE ANNUAL         AVERAGE ANNUAL         AVERAGE ANNUAL
  (THRU 12/31/97)   TOTAL RETURN (%)       TOTAL RETURN (%)       TOTAL RETURN (%)
-----------------------------------------------------------------------------------
    1 year                10.94                  10.62                 25.69
   3 years                21.29                                        24.88
   5 years                14.92                                        17.33
   10 years               19.00                                        16.75
  Inception
   (1/27/86)              19.41                                        14.32(/3/)

(/1/)Annual total return for 1986 is rounded to the nearest tenth of a percent.

(/2/)Aggressive Equity Portfolio began operations on April 1, 1996. Expenses used in calculating adjusted annual total return for 1996 were annualized.

(/3/)Average annual total return is for the period 2/1/86 through 12/31/97.

INFORMATION ABOUT ALLIANCE

  Alliance, with principal offices at 1345 Avenue of the Americas, New York, NY 10105, is a registered investment adviser under the Investment Advisers Act of 1940. Alliance is a major international investment adviser with a staff of more than 1,500 employees operating out of domestic offices and the offices of subsidiaries in Bahrain, Boston, Chennai, Istanbul, London, Luxembourg, Madrid, Melbourne, Paris, Singapore, Sydney, Tokyo, and Toronto, and affiliated offices located in Hong Kong, Moscow, Sao Paolo, Seoul, Vienna, and Warsaw.

  See Appendix D to this proxy statement for information regarding directors and principal executive officers of Alliance, as well as information about other investment companies, or series thereof, having an investment objective and investment policies similar to those of the Portfolio for which Alliance provides investment advisory services.

THE TRUSTEES' RECOMMENDATION

  In determining to approve the New Portfolio Management Agreement and to recommend approval to Shareholders, the Trustees, including the Trustees who are not "interested persons" of Pacific Life or Alliance, considered various matters and materials provided by Alliance and Pacific Life. The Trustees considered the recommendation of Pacific Life that the best interests of the Portfolio's Shareholders would be served and that the potential for strong investment performance relative to comparable funds would be enhanced if Alliance were engaged. Other factors considered by the Trustees included, among other things: (1) the nature and quality of the services anticipated to be rendered and Alliance's experience in managing equity portfolios, including, but not limited to, Alliance's record in managing similar portfolios; (2) the strength of Alliance in terms of investment and research personnel, as well as existing and anticipated institutional resources; and
(3) the reasonableness of the compensation to be paid to Alliance by Pacific Life and to be retained by Pacific Life.

  In analyzing whether it is appropriate for Pacific Life to retain the difference between the fees under the New Portfolio Management Agreement and the Current Portfolio Management Agreement, the Trustees also considered Pacific Life's expenses associated with the development and operation of its variable life insurance policies and variable annuity contracts (collectively, "Variable Contracts") funded by its separate accounts whose proceeds are invested in the Portfolio, and the services rendered by Pacific Life in connection with the Variable Contracts.

  ACCORDINGLY, THE TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF ANY PARTY TO THE NEW PORTFOLIO MANAGEMENT AGREEMENT, RECOMMEND THE APPROVAL OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG PACIFIC LIFE, THE FUND, AND ALLIANCE ON BEHALF OF THE AGGRESSIVE EQUITY PORTFOLIO.

                                  PROPOSAL II

                  APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT
                    WITH GOLDMAN SACHS ASSET MANAGEMENT FOR
                             THE EQUITY PORTFOLIO

  Under Proposal II, Shareholders of the Equity Portfolio ("Portfolio") are asked to approve a New Portfolio Management Agreement among the Fund, Pacific Life, and Goldman Sachs under which Goldman Sachs would provide portfolio management services to the Portfolio. The Current Portfolio Manager currently serves as Portfolio Manager of the Equity Portfolio under a Portfolio Management Agreement that was last approved by the then sole Shareholder of the Equity Portfolio on September 4, 1994.

  Based on a recommendation from Pacific Life, the Trustees have approved the appointment of Goldman Sachs to serve as New Portfolio Manager for the Portfolio. The Trustees considered the recommendation of Pacific Life that the best interests of the Portfolio's Shareholders would be served and that Pacific Life's efforts to increase the assets of the Fund and provide high quality investment management services would be enhanced if Goldman Sachs were engaged. Accordingly, the Trustees now submit for Shareholder approval a New Portfolio Management Agreement under which Goldman Sachs would serve as Portfolio Manager.

CHANGES IN THE PORTFOLIO'S INVESTMENT POLICIES

  The Portfolio's primary investment objective is to achieve capital appreciation, with current income being of secondary importance. The Trustees have approved changes to certain of the Portfolio's investment policies, which will become effective, if the Shareholders approve the New Portfolio Management Agreement, on the date that Goldman Sachs would assume management responsibility for the Portfolio, which is expected to be May 1, 1998. The investment objective would not change. The Portfolio's investment objective and investment policies, restated to reflect the changes in investment policies that will become effective if the New Portfolio Management Agreement is approved, are as follows:

    INVESTMENT OBJECTIVE. The primary investment objective of the Equity Portfolio is capital appreciation. Current income is of secondary importance.

    INVESTMENT POLICIES. The Portfolio seeks to achieve this objective by investing primarily in common stock, or securities convertible into or exchangeable for common stock, including convertible preferred stocks, convertible debentures, or warrants. The Portfolio invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers.

    The Portfolio Manager emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Portfolio. The Portfolio Manager selects investments using both a variety of quantitative techniques and fundamental research, while attempting to maintain risk, style, capitalization, and industry characteristics similar to the Russell 1000 Growth Index ("Index"). The Portfolio seeks to maintain a portfolio comprised of companies with capitalizations and earnings growth expectations that are above the average of the Index and dividend yields that are below the average of the Index. The Portfolio also may invest in U.S. Government securities, corporate bonds, money market instruments, and enter into repurchase agreements. The Portfolio may increase its investment in these securities when in a temporary defensive position.

    The Portfolio Manager utilizes a "Computer-Optimized, Research-Enhanced" ("CORE") investment strategy in connection with its management of the Portfolio. Under the CORE strategy, the Portfolio Manager begins with a broad universe of U.S. equity securities and then uses a proprietary multifactor model ("Multifactor Model") to assign each equity security a rating. The Multifactor Model is a rigorous computerized rating system for forecasting the returns of individual equity securities according to fundamental investment characteristics. The Multifactor Model contains variables that measure value, growth, momentum, and risk (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions, and earnings stability).

    The weightings assigned to the factors in the Multifactor Model are derived from a statistical formulation that considers each factor's historical performance in different market environments. As such, the Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because it includes many disparate factors, the Portfolio Manager believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional quantitative models.

    OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on securities and stock indices. In addition, the Portfolio may purchase or sell stock index futures contracts and futures thereon. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

COMPARISON OF MANAGEMENT STYLES

  It is expected that if Shareholders approve the New Portfolio Management Agreement with Goldman Sachs, and the changes in investment policies become effective, the differences in investment policies referenced above and the different investment management styles of Goldman Sachs and the Current Portfolio Manager will result in some changes in the Portfolio and its holdings. Under both the current and revised policies, the Portfolio invests primarily in equity securities of U.S. issuers, and therefore Shareholders will continue to be exposed to the market and financial risks of investment in common stock. Under the current investment policies, from time to time the Portfolio could be invested in fewer industries or groups of industries than more broad-based equity portfolios, which may create an opportunity for higher returns, but may also result in higher risk because of greater exposure to an industry or group of industries. Under the revised investment policies, it is expected that the Portfolio would normally be diversified across a broad spectrum of industries.

  The utilization of the CORE methodology, as described above, would result in a different investment strategy for security selection if Goldman Sachs is approved. It is expected that under the CORE methodology, the risk, capitalization, and industry characteristics of the Portfolio would be more closely aligned to the Russell

1000 Growth Index (the "Russell Index") than under the current investment policies. In addition, the revised investment policies would reflect a greater emphasis on seeking to outperform the total return of the Russell Index.

  For more information on certain of the investment techniques permitted by the Portfolio's investment policies, see Appendix C.

  In the event that Shareholders of the Portfolio approve the New Portfolio Management Agreement, significant portfolio turnover may occur in connection with a restructuring of the Portfolio's holdings to reflect the management style of Goldman Sachs. Such restructuring may result in increased transactional costs in the Portfolio's current fiscal year.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY GOLDMAN SACHS

  The table below sets forth the performance data relating to the historical performance of the Goldman Sachs CORE Large Cap Growth Composite (the "Composite").

  Each account represented in the Composite is managed by Goldman Sachs and has substantially similar investment objectives, policies, and strategies to those of the Equity Portfolio (assuming effectiveness of the revised investment policies described above). The Composite currently consists of 8 accounts, including 6 advisory accounts and 2 mutual funds. In prior years, the Composite consisted of fewer advisory accounts and one mutual fund. The performance information for the Composite is presented in two forms: (1) the first presentation reflects the average fees and expenses charged to the accounts in the Composite; and (2) the second presentation uses the gross performance of the Composite as adjusted to reflect the fees and expenses of the Equity Portfolio. The expenses shown for the Composite include investment advisory fees. For the advisory accounts and one of the mutual funds, expenses do not include the expense of custody, which if included, could lessen performance and which is an expense the Portfolio bears; for the other mutual fund the expense for custody and other operating expenses are included. The average fees for the Composite from January 1995 through December 1997 are estimated. The composite performance figures also reflect the inclusion of any dividends and interest income received, the deductions of any brokerage commissions, and other related portfolio transaction expenses which are generally reflected as part of the cost of a security.

  The Composite data was calculated using the methodology recommended by the Association for Investment Management and Research ("AIMR"), retroactively applied to all time periods. Accounts under Goldman Sachs' management are included in the Composite the month after operations commence. To determine composite values, the beginning market value of each comparable account is divided by the sum of the market values of all comparable accounts, which results in a percentage number. The percentage number is multiplied by each comparable account's rate of return. The sum of all accounts for the comparable accounts results in a dollar-weighted composite return. The Composite investment results are unaudited.

  Because of the differences in computation methods, such as the method or frequency of reinvesting dividends or measuring gains, the data for the comparable accounts shown below may not be precisely comparable to performance data for a mutual fund. In addition, the performance data for the advisory accounts included in the Composite may not be representative of the Equity Portfolio because those accounts are not subject to the obligation to redeem shares upon request and to meet diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected the performance. In addition, if the asset size of the comparable accounts varies from that of the Equity Portfolio, this might reduce the comparability of the Equity Portfolio's performance to that of the comparable accounts. Moreover, the Equity Portfolio's current and future investments are not and will not necessarily be identical to those of the comparable accounts. Investors should also be aware that the use of a methodology different from that used to calculate these Composite returns could result in different performance data.

  The investment results presented below are not those of the Fund and are not intended to predict or suggest returns that might be experienced by the Equity Portfolio or an individual investor having an interest in the Equity Portfolio. These total return figures represent past performance and do not indicate future results, which will vary.

  THE FOLLOWING PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION FOR SEPARATE ACCOUNT OR CONTRACT LEVEL CHARGES.

               TOTAL RETURN FOR THE GOLDMAN SACHS CORE LARGE CAP
              GROWTH COMPOSITE AND THE RUSSELL 1000 GROWTH INDEX


                                                   GOLDMAN SACHS CORE
                                               LARGE CAP GROWTH COMPOSITE
                                                  ADJUSTED TO REFLECT
                       GOLDMAN SACHS CORE        EXPENSES OF THE EQUITY     RUSSELL 1000
                   LARGE CAP GROWTH COMPOSITE*         PORTFOLIO            GROWTH INDEX
------------------------------------------------------------------------------------------
                             ANNUAL                      ANNUAL                ANNUAL
       YEAR             TOTAL RETURN (%)            TOTAL RETURN (%)      TOTAL RETURN (%)
------------------------------------------------------------------------------------------
     1997                                                                      30.49
     1996               [To be provided]            [To be provided]           23.12
     1995                                                                      37.19
     1994                                                                       0.60
     1993                                                                       0.87
     1992                                                                        N/A
------------------------------------------------------------------------------------------
    TIME PERIOD          AVERAGE ANNUAL              AVERAGE ANNUAL        AVERAGE ANNUAL
  (THRU 12/31/97)       TOTAL RETURN (%)            TOTAL RETURN (%)      TOTAL RETURN (%)
------------------------------------------------------------------------------------------
    1 year                                                                     30.49
   3 years              [To be provided]            [To be provided]           30.11
   5 years                                                                     18.40
  Inception
   (12/1/91)                                                                   17.54

*Adjusted to reflect the fees and expenses described above.

INFORMATION ABOUT GOLDMAN SACHS

  Goldman Sachs Asset Management, with principal offices at One New York Plaza, New York, NY 10004, is the investment management division of Goldman, Sachs & Co. Founded in 1869, Goldman, Sachs & Co. is one of the world's largest investment banking firms. With one of the industry's largest research commitments ($300 million in 1998), Goldman, Sachs & Co. follows financial markets, economies, industries and companies throughout the world.

  Goldman Sachs has been a registered investment adviser since 1981 and provides portfolio management services to a diverse group of investment companies. As of January 26, 1998, Goldman Sachs, together with its affiliates, acted as investment adviser or distributor for assets in excess of $140 billion. In addition to its New York headquarters, Goldman Sachs and its affiliates have offices in other major U.S. cities as well as London, Tokyo, and Singapore.

  See Appendix E to this proxy statement for information regarding directors and principal executive officers of Goldman Sachs, as well as information about other investment companies, or series thereof, having an investment objective and investment policies similar to those of the Portfolio for which Goldman Sachs provides investment advisory services.

THE TRUSTEES' RECOMMENDATION

  In determining to approve the New Portfolio Management Agreement and to recommend approval to Shareholders, the Trustees, including the Trustees who are not "interested persons" of Pacific Life or

Goldman Sachs, considered various matters and materials provided by Goldman Sachs and Pacific Life. The Trustees considered the recommendation of Pacific Life that the best interests of the Portfolio's Shareholders would be served and that Pacific Life's efforts to increase the assets of the Fund and provide high quality investment management services would be enhanced if Goldman Sachs were engaged. Other factors considered by the Trustees included, among other things: (1) the nature and quality of the services anticipated to be rendered and Goldman Sachs' experience in managing equity portfolios, including, but not limited to, Goldman Sachs' record in managing similar portfolios; (2) the strength of Goldman Sachs in terms of investment and research personnel, as well as existing and anticipated institutional resources; and (3) the reasonableness of the compensation to be paid to Goldman Sachs by Pacific Life and to be retained by Pacific Life.

  In analyzing whether it is appropriate for Pacific Life to retain the difference between the fees under the New Portfolio Management Agreement and the Current Portfolio Management Agreement, the Trustees also considered Pacific Life's expenses associated with the development and operation of its variable life insurance policies and variable annuity contracts (collectively, "Variable Contracts") funded by its separate accounts whose proceeds are invested in the Portfolio, and the services rendered by Pacific Life in connection with the Variable Contracts.

  ACCORDINGLY, THE TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE NEW PORTFOLIO MANAGEMENT AGREEMENT, RECOMMEND THE APPROVAL OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG PACIFIC LIFE, THE FUND, AND GOLDMAN SACHS ON BEHALF OF THE EQUITY PORTFOLIO.

                                 PROPOSAL III

                (A) APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT
             WITH GOLDMAN SACHS ASSET MANAGEMENT FOR THE BOND AND
                               INCOME PORTFOLIO

INTRODUCTION

  Under Proposal III.A, Shareholders of the Bond and Income Portfolio ("Portfolio") are asked to approve a New Portfolio Management Agreement among the Fund, Pacific Life, and Goldman Sachs under which Goldman Sachs would provide portfolio management services to the Portfolio. Under Proposal III.B, Shareholders are also asked to approve a change to the investment objective of the Portfolio. This change in investment objective and related changes in investment policies are intended to modernize the Portfolio's policies and to reflect the investment management style that Goldman Sachs would utilize in managing the Portfolio. The proposed change in the investment objective in Proposal III.B is contingent upon Shareholder approval of the New Portfolio Management Agreement in Proposal III.A. Accordingly, a vote on Proposal III.B will occur only if Shareholders approve the New Portfolio Management Agreement with Goldman Sachs. The Current Portfolio Manager currently serves as Portfolio Manager of the Portfolio under a Portfolio Management Agreement that was last approved by the then sole Shareholder of the Bond and Income Portfolio on September 6, 1994.

  Based on a recommendation from Pacific Life, the Fund's Board of Trustees has approved the appointment of Goldman Sachs to serve as the New Portfolio Manager for the Portfolio. The Trustees considered the recommendation of Pacific Life that the best interests of the Portfolio's Shareholders would be served and that Pacific Life's efforts to increase the assets of the Fund and provide high quality investment management services would be enhanced if Goldman Sachs were engaged. Accordingly, the Trustees now submit for Shareholder approval a New Portfolio Management Agreement under which Goldman Sachs would serve as New Portfolio Manager.

INFORMATION ABOUT GOLDMAN SACHS

  See "Information About Goldman Sachs," under Proposal II.

  See Appendix E to this proxy statement for information regarding directors and principal executive officers of Goldman Sachs, as well as information about other investment companies, or series thereof, having an investment objective and investment policies similar to those of the Bond and Income Portfolio for which Goldman Sachs provides investment advisory services.

                      (B) APPROVAL OF AN AMENDMENT TO THE
               BOND AND INCOME PORTFOLIO'S INVESTMENT OBJECTIVE

INVESTMENT OBJECTIVE AND POLICIES UNDER THE NEW PORTFOLIO MANAGEMENT AGREEMENT

  The current investment objective of the Bond and Income Portfolio is to provide as high a level of current income as is consistent with prudent investment management and preservation of capital. Under Proposal III.B, Shareholders are being asked to approve an amendment to the Portfolio's investment objective under which the Portfolio would seek to provide total return and income consistent with prudent investment management. This change, and related changes to the Portfolio's investment policies (which are not subject to Shareholder approval), are intended to modernize the Portfolio's policies and to reflect the investment management style that Goldman Sachs would utilize in managing the Portfolio. The proposed change in investment objective in Proposal III.B is contingent upon Shareholder approval of the New Portfolio Management Agreement in Proposal III.A. Accordingly, a Shareholder vote regarding the new investment objective of the Portfolio will occur only if Shareholders first approve Goldman Sachs as the New Portfolio Manager.

  The Fund's Board of Trustees also has approved changes to certain of the Portfolio's investment policies, which will become effective, if the Shareholders approve the New Portfolio Management Agreement, on the date that Goldman Sachs would assume management responsibility for the Portfolio, which is expected to be May 1, 1998. The Portfolio's investment objective and investment policies, restated to reflect the proposed change in investment objective and changes in investment policies that will become effective if the New Portfolio Management Agreement is approved, are as follows:

    INVESTMENT OBJECTIVE. Provide total return and income consistent with prudent investment management.

    INVESTMENT POLICIES. The Portfolio invests in the following types of securities: U.S. dollar-denominated debt securities of U.S. or foreign corporations; U.S. Government securities; mortgage-related and other asset-backed securities; U.S. dollar-denominated obligations of foreign governments, foreign governmental agencies, and international agencies (such as the International Bank for Reconstruction and Development); within certain limits as described below, non-U.S. dollar-denominated obligations of foreign corporations, governments, governmental agencies, and international agencies; certain derivative instruments for hedging purposes; and high-quality short-term instruments, including, among others, commercial paper, bank instruments, and repurchase agreements. These securities may include securities with debt characteristics such as convertible securities and preferred stock.

    The Portfolio normally invests at least 80% of its assets in securities rated, at the time of acquisition, investment grade by at least one nationally recognized statistical rating organization ("NRSRO") (e.g., Baa or better by Moody's or BBB or better by S&P), or, if not rated by an NRSRO, of comparable quality as determined by the Portfolio Manager. The Portfolio may invest up to 20% of its assets in securities that are not rated investment grade by at least one NRSRO, 15% of which may consist of debt securities of issuers located in emerging market countries. This may include securities of foreign governments or their agencies that are emerging market countries. Generally, debt securities that are not considered investment grade are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. For more information on the risks of non-investment grade securities, mortgage-related securities, and the risks of investment in foreign issuers, see Appendix C.

    Other limitations apply to the Portfolio to address potential volatility associated with certain investment techniques. The Portfolio may not invest more than 10% of its assets in the following types of mortgage-related securities: inverse floaters, super floaters, interest-only ("IO's") and principal-only ("PO's") tranches of stripped mortgage backed securities (including planned amortization class certificates) and inverse IO's. The Portfolio may invest up to 10% of its assets in non-U.S. dollar denominated securities. The Portfolio may invest up to 15% of its assets in restricted securities that are illiquid, which, for these purposes, does not include securities that may be sold without registration to qualified institutional buyers under the Trust's procedures for restricted securities under SEC Rule 144A. Measurement of these limits is determined at the time of acquiring a security.

    DURATION. The Portfolio invests in securities of varying maturities. Under normal circumstances, the Portfolio maintains an average portfolio duration that is within one-half year of the duration of the Lehman Brothers Long Term Government/Corporate Bond Index ("Index"). The average duration of the Index as of January 31, 1998 was 10.13 years. It is expected that the duration of the Index will change over time, but only gradually. The Bond and Income Portfolio ordinarily will have the potential to be more volatile than fixed-income funds of shorter duration.

    OTHER TECHNIQUES. For hedging risk or adjusting interest rate exposure, the Portfolio may (but is not obligated to) use several investment techniques. The Portfolio may purchase put and call options on securities and on securities indices and may write (sell) covered call options. The Portfolio also may enter into the following: financial futures contracts and options thereon; instruments such as interest rate caps, floors, and collars; and interest rate swaps. To hedge against fluctuations in currency exchange rates that affect non-U.S. dollar-denominated securities, the Portfolio may (but is not obligated to) enter into spot (or cash) transactions in currency, forward currency contracts, options on foreign currency contracts, foreign currency futures and options thereon, and currency swaps. The Portfolio may invest up to 5% of its assets in structured notes to hedge interest rate or currency risk. The Portfolio may enter into swaps, caps, floors, collars, structured notes, and non-exchange traded options only with counterparties that have outstanding securities rated A or better by Moody's or S&P or that have outstanding short-term securities rated P-2 or better by Moody's or A-2 or better by S&P. More information about some of these techniques is included in Appendix B.

COMPARISON OF INVESTMENT OBJECTIVE AND POLICIES

  The change in the Portfolio's investment objective and policies reflect a modernization in the Portfolio's investment policies and differences in the management styles between Goldman Sachs and the Current Portfolio Manager. By including total return in the Portfolio's investment objective, it signifies that the Portfolio may invest in debt securities for purposes other than achieving income. For instance, the Portfolio could invest in debt securities that the Portfolio Manager believes are attractively priced for the purpose of realizing appreciation in value over time.

  The new investment policies will also expand the range of eligible investments for the Portfolio. The current investment policies of the Portfolio provide that, among other things, the Portfolio may invest in corporate bonds which are rated Baa or better by Moody's Investor Service, Inc. ("Moody's"), or BBB or better by Standard & Poor's Corporation ("S&P"). Moody's describes securities rated Baa as having speculative characteristics and, according to S&P, fixed income securities rated BBB normally exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal. Nevertheless, these ratings are considered to be "investment grade." In contrast, the new investment policies would require the Portfolio to invest 80% of its assets in debt securities that are considered to be "investment grade" and permit the remaining 20%, subject to the limitations set forth above, to be invested among a variety of securities that may present higher degrees of risk. Specifically, the Portfolio may invest up to 20% of its assets in non-investment grade debt securities, 15% of which may consist of debt securities of issuers, including governmental issuers located in emerging market countries, and may invest up to 10% of its assets in non-U.S. dollar-denominated securities.

  In addition, under the revised investment policies, the Portfolio generally will seek an average portfolio duration that is tied closely to the average duration of the Lehman Brothers Long Term Government/Corporate Bond Index. Duration is a measure of the average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. Debt securities with longer durations generally are subject to greater price volatility than shorter term debt securities in the event of changes in interest rates. The average portfolio duration of the Index was 10.19 years as of December 31, 1997. On that same date, the Portfolio's average portfolio duration was 12.5 years. While the duration of the Index is long in relation to other fixed-income funds, it is shorter than the Portfolio's duration under current policies. This shorter duration is likely to result in the Portfolio having somewhat less total return potential in a rising bond market than the Portfolio under current policies, but somewhat less volatility and potential loss in a falling bond market.

  For more information on certain of the investment techniques permitted by the Portfolio's investment policies, see Appendix C.

  In the event that Shareholders of the Bond and Income Portfolio approve the New Portfolio Management Agreement, significant portfolio turnover may occur in connection with a restructuring of the Portfolio's holdings to reflect the management style of Goldman Sachs.

THE TRUSTEES' RECOMMENDATION

  In determining to approve the New Portfolio Management Agreement and to recommend approval to Shareholders, the Trustees, including the Trustees who are not "interested persons" of Pacific Life or Goldman Sachs, considered various matters and materials provided by Goldman Sachs and Pacific Life. The Trustees considered the recommendation of Pacific Life that the best interests of the Portfolio's Shareholders would be served and that Pacific Life's efforts to increase the assets of the Fund and provide high quality investment management services would be enhanced if Goldman Sachs were engaged. Other factors considered by the Trustees included, among other things: (1) the nature and quality of the services anticipated to be rendered and Goldman Sachs' experience in managing debt portfolios; (2) the strength of Goldman Sachs in terms of investment and research personnel, as well as existing and anticipated institutional resources; and (3) the reasonableness of the compensation to be paid to Goldman Sachs by Pacific Life and to be retained by Pacific Life.

  In analyzing whether it is appropriate for Pacific Life to retain the difference between the fees under the New Portfolio Management Agreement and the Current Portfolio Management Agreement, the Trustees also considered Pacific Life's expenses associated with the development and operation of its variable life insurance policies and variable annuity contracts (collectively, "Variable Contracts") and funded by its separate accounts whose proceeds are invested in the Portfolio, and the services rendered by Pacific Life in connection with the Variable Contracts.

  ACCORDINGLY, THE TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE NEW PORTFOLIO MANAGEMENT AGREEMENT, RECOMMEND THE APPROVAL OF: (A) THE NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG PACIFIC LIFE, THE FUND, AND GOLDMAN SACHS ON BEHALF OF THE BOND AND INCOME PORTFOLIO; AND
(B) THE AMENDMENT TO THE PORTFOLIO'S INVESTMENT OBJECTIVE.

                                 OTHER MATTERS

  The Trustees know of no other business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.

VOTING INFORMATION

  Approval of Proposals I, II, III.A, and III.B requires a vote of 67% or more of the shares of the relevant Portfolio that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or the vote of more than 50% of the outstanding shares of the relevant Portfolio, whichever is less ("Majority Vote").

  The shares of the Fund are offered as an investment medium for Variable Contracts. As of the close of business on [DATE], the record date for the Meeting ("Record Date"), the sole Shareholders of the Fund were Pacific Life's separate accounts.

  Pacific Life will vote shares of the Portfolios held by each separate account that is registered as an investment company in accordance with instructions received from Variable Contract owners having variable contract value therein. Pacific Life will also vote shares of the Portfolios held in each such separate account for which it has not received instructions in the same proportion as it votes shares held by that separate account for which it has received instructions from Variable Contract owners. Pacific Life will vote shares of the Portfolios held by unregistered separate accounts in the manner described in the applicable offering documents. Variable Contract owners permitted to give instructions for the Portfolios and the number of shares for which such instructions may be given to be voted at the Meeting and any adjournment thereof will be determined as of the Record Date.

  Shares held by Shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the proposals before the Meeting. Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the proposals set forth in the Notice. A proxy may be revoked at any time prior to its exercise by written notice, by execution of a subsequent proxy, or by attending the Meeting and voting in person. However, attendance at the Meeting, by itself, will not serve to revoke a proxy. An abstention on any proposal by a Shareholder, either by proxy or by vote in person at the Meeting, will be counted for purposes of establishing quorum, but has the same effect as a negative vote.

  In the event that a sufficient number of votes to approve the proposal is not received, Pacific Life may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions, or for any other purpose. A vote may be taken on any proposal prior to an adjournment if sufficient votes have been received for approval. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. Unless otherwise instructed, proxies will be voted in favor of any adjournment. At any subsequent reconvening of the Meeting, proxies will (unless previously revoked) be voted in the same manner as they would have been voted at the Meeting.

  Shares of each Portfolio have equal rights and privileges with all other shares of each Portfolio. Shares of each Portfolio entitle their holders to one vote per share, with proportional voting for fractional shares.

  As of the close of business on the Record Date, there were [    ] shares of
beneficial interest issued and outstanding of the Aggressive Equity Portfolio,
[   ] shares of beneficial interest issued and outstanding of the Equity
Portfolio, and [   ] of beneficial interest issued and outstanding of the Bond and Income Portfolio. [No Variable Contract owner who owns a Variable Contract is entitled to give voting instructions with respect to 5% or more of the shares of each Portfolio.] As of the Record Date, the number of shares of the Aggressive Equity Portfolio, the Equity Portfolio, and the Bond and Income Portfolio held by Pacific Life in its general account and shares held by its
non-insurance subsidiaries was [    ]%, [    ]%, and [    ]%, respectively.

INFORMATION ABOUT PACIFIC LIFE

  Pacific Life, located at 700 Newport Center Drive, Newport Beach, California, 92660, is a life insurance company that is domiciled in California. Pacific Life's operations include both life insurance and annuity products as well as financial and retirement services. As of the end of 1997, Pacific Life had $80.0 billion of individual life insurance in force and total admitted assets of approximately $31.8 billion. Together with its subsidiaries and affiliated enterprises, Pacific Life had total assets and funds under management of over $236 billion as of December 31, 1997.

  Pacific Life was organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

TRUSTEES AND OFFICERS

  None of the Trustees and Officers of the Fund is an officer or employee of Alliance or Goldman Sachs. As of the Record Date, the Officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of each Portfolio.

INFORMATION ABOUT THE DISTRIBUTOR

  Pacific Mutual Distributors, Inc. ("PMD"), 700 Newport Center Drive, Newport Beach, California 92660, serves as the Fund's distributor. PMD receives no remuneration from the Fund for its services.

EXPENSES OF THE MEETING

  The costs of the Meeting, including the solicitation of proxies, will be paid by the Fund. The solicitation of proxies primarily will be by mail. In addition to solicitation of proxies by mail, proxies also may be solicited by telephone, telegraph or personal interview conducted by officers or agents of the Fund or Pacific Life.

PROPOSALS FOR FUTURE SHAREHOLDER MEETINGS

  The Fund does not intend to hold Shareholder meetings each year, but meetings may be called by the Trustees from time to time. Proposals of Shareholders that are intended to be presented at a future Shareholder meeting must be received by the Fund a reasonable time prior to the Fund's solicitation of proxies relating to such meeting.

ANNUAL REPORT

  An Annual Report for the Fund dated December 31, 1997 has been filed with the Securities and Exchange Commission and is available without charge upon request by calling (800) 800-7681 or by writing the Fund at 700 Newport Center Drive, Newport Beach, CA 92660.

 YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                          By Order of the Trustees

                                          Audrey C. Milfs
                                          Secretary

[DATE]

                                  APPENDIX A

                        PORTFOLIO MANAGEMENT AGREEMENT

  AGREEMENT made this     day of   , 1998 between Pacific Life Insurance
Company ("Adviser"), a California corporation, and Alliance Capital Management L.P. ("Portfolio Manager"), a limited partnership organized and existing under the laws of the State of Delaware, and the Pacific Select Fund (the "Fund"), a Massachusetts Business Trust.

  WHEREAS, the Fund is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

  WHEREAS, the Fund is authorized to issue shares of beneficial interest ("Shares") in separate Portfolios, with each such portfolio representing interests in a separate portfolio; and

  WHEREAS, the Fund currently offers multiple Portfolios, one of which is designated as the Aggressive Equity Portfolio, such Portfolio together with any other Portfolio subsequently established by the Fund, with respect to which the Fund and Adviser desire to retain the Portfolio Manager to render investment advisory services hereunder, and with respect to which the Portfolio Manager is willing to do so, being herein collectively referred to also as the "Portfolio"; and

  WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

  WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Advisers Act; and

  WHEREAS, the Fund has retained the Adviser to render investment advisory services to the Portfolio pursuant to an Advisory Agreement, as amended, and such Agreement authorizes the Adviser to engage Portfolio Manager to discharge the Adviser's responsibilities with respect to the investment management of the Portfolio, a copy of which has been provided to the Portfolio Manager and is incorporated by reference herein; and

  WHEREAS, the Fund and the Adviser desire to retain the Portfolio Manager to furnish investment advisory services to one or more Portfolios of the Fund, and the Portfolio Manager is willing to furnish such services to such Portfolio and the Adviser in the manner and on the terms hereinafter set forth; and

  NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Fund, the Adviser, and the Portfolio Manager as follows:

  1. Appointment. The Fund and the Adviser hereby appoint Alliance Capital Management L.P. to act as Portfolio Manager to the Aggressive Equity Portfolio ("the Portfolio") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

  In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more Portfolio other than the Portfolio, the Adviser shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Fund and Adviser in writing, whereupon such portfolio shall become a Portfolio hereunder, and be subject to this Agreement.

  2. Portfolio Manager Duties. Subject to the supervision of the Fund's Board of Trustees and the Adviser, the Portfolio Manager will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments, including futures contracts and options thereon, for the Portfolio. The Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent permitted by the investment policies of the Portfolio, the Portfolio Manager shall make decisions for the Portfolio as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Portfolio. The Portfolio Manager is authorized to exercise tender offers, exchange offers and to vote proxies on behalf of the Fund, each as the Portfolio Manager determines is in the best interest of the Fund. In performing these duties, the Portfolio Manager:

    (a) Will (1) manage the Portfolio so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("IRC") and (2) manage the Portfolio so as to ensure compliance by the Portfolio with the diversification requirements of Section 817(h) of the IRC and Regulations issued thereunder. The Adviser will notify the Portfolio Manager of any amendments to Section 817(h) of the IRC and Regulations issued thereunder. In managing the Portfolio in accordance with these requirements, the Portfolio Manager shall be entitled to receive and act upon advice of counsel to the Fund, counsel to the Adviser, or counsel to the Portfolio Manager that is also acceptable to the Adviser.

    (b) Shall conform with (1) the 1940 Act and all rules and regulations thereunder, and releases and interpretations related thereto (including any no-action letters and exemptive orders which have been granted by the SEC to the Fund, the Adviser or the Portfolio Manager), (2) with all other applicable federal and state laws and regulations pertaining to the investment activities of investment vehicles underlying variable annuity and/or variable life insurance contracts, (3) with any applicable procedures, policies and guidelines adopted by the Fund's Board of Trustees, (4) with the Portfolio's objectives, investment policies and investment restrictions as stated in the Fund's Prospectus and Statement of Additional Information, and (5) with the provisions of the Fund's Registration Statement filed on Form N-1A under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended from time to time. Until the Adviser delivers any supplements or amendments to the Portfolio Manager, the Portfolio Manager shall be fully protected in relying on the Fund's Registration Statement previously furnished to the Portfolio Manager by the Adviser.

    (c) Will: (i) use its best efforts to identify each position in the Portfolio that constitutes stock in a Passive Foreign Investment Company ("PFIC"), as that term is defined in Section 1296 of the Internal Revenue Code, and (ii) make such determinations and inform the Adviser at least annually, (or more often and by such date(s) as the Adviser shall request), of any stock in a PFIC.

    (d) Is responsible, in connection with its responsibilities under this
  Section 2, for decisions to buy and sell securities and other investments for the Portfolio, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Portfolio Manager's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Portfolio, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Fund, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's (or its affiliates) overall responsibilities with respect to the Portfolio and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with
  Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act, the Portfolio Manager is further authorized to place orders on behalf of the Portfolio through the Portfolio Manager if the Portfolio Manager is registered as a broker or dealer with the SEC or as a FCM with the Commodities Futures Trading Commission ("CFTC"), to any of its affiliates that are brokers or dealers or FCMs or such other entities which provide similar services in foreign countries, or to such brokers or dealers that also provide research or statistical research and material, or other services to the Portfolio or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Adviser and Board of Trustees of the Fund, indicating the brokers, dealers or FCMs to which such allocations have been made and the basis therefor.

    (e) When the purchase or sale of a security is deemed to be in the best interest of the Portfolio as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Fund's Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

    (f) Will, in connection with the purchase and sale of securities for the Portfolio, together with the Adviser, arrange for the transmission to the custodian and recordkeeping agent for the Fund, on a daily basis, such confirmation(s), trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and recordkeeping agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio, and with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian, and recordkeeping agent, and, if required, the Adviser.

    (g) Will assist the custodian and recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund, the value of any portfolio securities or other assets of the Portfolio for which the custodian and recordkeeping agent seeks assistance from the Portfolio Manager or identifies for review by the Portfolio Manager. In this regard, the Portfolio Manager may be required, if requested by the Fund's Adviser or custodian and recordkeeping agent, to obtain and provide broker and/or market-maker quotations, to verify prices obtained from Fund pricing sources, to price portfolio securities for which there is no readily available market and/or to take such other actions as may be required to insure the Fund is valued at fair market value in accordance with the Fund's pricing procedures.

    (h) Will make available to the Fund and the Adviser promptly upon request, any of the Portfolio's investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and recordkeeping agent for the Fund), as are necessary to assist the Fund and the Adviser to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

    (i) Will regularly report to the Fund's Board of Trustees on the investment program for the Portfolio and the issuers and securities represented in the Portfolio's Portfolio, and will furnish the Fund's Board of Trustees with respect to the portfolio such periodic and special reports as the Trustees and the Adviser may reasonably request.

    (j) Will not disclose or use any records or information obtained pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as expressly authorized in this Agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities or obtaining investment licenses in various countries or the opening of custody accounts and dealing with settlement agents in various countries, and will keep confidential any information obtained pursuant to the Agreement, and disclose such information only if the Board of Trustees of the Fund has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority. The Fund and the Adviser will not disclose or use any records or information respecting the Portfolio Manager obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only as expressly authorized in this Agreement, if the Board of Trustees of the Fund has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.

    (k) Shall not permit any employee of the Portfolio Manager to have any material connection with the handling of the Portfolio if such employee has:

      (i) been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesperson, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

      (ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesperson or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

    (l) Shall provide to Adviser a copy of Portfolio Manager's Form ADV as filed with the SEC and a list of persons who Portfolio Manager wishes to have authorized to give written and/or oral instructions to custodians of Fund assets for the Portfolio.

    (m) The Portfolio Manager agrees that it will notify the Fund and the Adviser of any change in the membership of the general partnership of the Portfolio Manager.

  3. Disclosure about Portfolio Manager. The Portfolio Manager has reviewed the current Registration Statement for the Fund filed with the SEC and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered. The Adviser has received a current copy of the Portfolio Manager's Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. On an annual basis, (or more frequently if requested by the Adviser or the Fund's Board of Trustees) the Portfolio Manager agrees to provide the Adviser with current copies of the Portfolio Manager's Form ADV, and any supplements or amendments thereto, as filed with the SEC.

  4. Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement. The Portfolio Manager shall not be responsible for, including but not limited to, any of the following:

    (a) Expenses of all audits by the Fund's independent public accountants;

    (b) Expenses of the Fund's transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

    (c) Expenses of the Fund's custodial services including recordkeeping services provided by the custodian;

    (d) Expenses of the Fund's recordkeeping services provided by the recordkeeping agent;

    (e) Expenses of obtaining quotations for calculating the value of the Portfolio's net assets;

    (f) Expenses of obtaining portfolio activity reports for the Portfolio;

    (g) Expenses of maintaining the Fund's tax records;

    (h) Salaries and other compensation of any of the Fund's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or its subsidiaries or affiliates (except that the Adviser, or any of its subsidiaries or affiliates, shall bear the expense with respect to executive officers and employees, if any, who are officers, directors, stockholders or employees of the Adviser or of its subsidiaries or affiliates);

    (i) Taxes, if any, levied against the Fund or any of its Portfolios;

    (j) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Portfolio;

    (k) Costs, including the interest expenses, of borrowing money;

    (l) Costs and/or fees incidental to meetings of the Fund's shareholders, the preparation and mailings of proxy statements, prospectuses, statements of additional information and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Fund's existence, and the registration of shares with federal and state securities or insurance authorities;

    (m) The Fund's legal fees, including the legal fees related to the registration and continued qualification of the Fund's shares for sale;

    (n) Costs of printing "share" stock certificates, if any, representing shares of the Fund;

    (o) Trustees' fees and expenses of Trustees of the Fund who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof (except that the Adviser shall bear the expense of any Trustee who is an officer, employee, or stockholder of the Adviser or any affiliate thereof);

    (p) The Fund's fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

    (q) Association membership dues;

    (r) Extraordinary expenses of the Fund as may arise including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto (unless Portfolio Manager is responsible for such expenses under Section 14 of this Agreement); and

    (s) Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

  5. Compensation. For the services provided and the expenses borne by the Portfolio Manager pursuant to this Agreement, the Adviser will pay to the Portfolio Manager a fee in accordance with the Fee Schedule attached to this Agreement. This fee will be computed and accrued daily and payable monthly.

  6. Seed Money. The Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of any Portfolio.

  7. Compliance.

    (a) The Portfolio Manager agrees that it shall immediately notify the Adviser and the Fund in the event (i) that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that can reasonably be expected to result in any of these actions, (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the IRC or the Regulations thereunder. The Portfolio Manager further agrees to notify the Adviser and the Fund immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

    (b) The Adviser agrees that it shall immediately notify the Portfolio Manager in the event (i) that the SEC has censured the Adviser or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of
  Section 817(h) of the IRC or the Regulations thereunder.

  8. Independent Contractor. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless provided herein or authorized from time to time by the Fund, the Portfolio Manager shall have no authority to act for or represent the Fund in any way or otherwise be deemed the Fund's Agent.

  9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Adviser's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act with respect to its activities as Portfolio Manager and to preserve such records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

  10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance authorities) in connection with any investigation or inquiry relating to this Agreement or the Fund.

  11. Responsibility and Control. Notwithstanding any other provision of this Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Portfolio Manager.

  12. Services Not Exclusive. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities.

  13. Liability. Except as provided in Section 14 and as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Fund and the Adviser agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of
Section 15 of the 1933 Act, controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

  14. Indemnification.

    (a) The Portfolio Manager agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Adviser (collectively, "Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities to the Fund which (i) may be based upon any willful misfeasance, bad faith, or gross negligence of, or by reckless disregard of, the Portfolio Manager's obligations and/or duties under this Agreement by the Portfolio Manager or by any of its directors, officers or employees, or any affiliate acting on behalf of the Portfolio Manager (other than an Adviser Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the shares of the Fund or any Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished in writing to the Adviser, the Fund, or any affiliated person of the Fund for the purpose of inclusion in such registration statements by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a Adviser Indemnified Person); provided, however, that in no case is the Portfolio Manager's indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his or her duties, or by reason of his or her reckless disregard of obligation and duties under this Agreement.

    (b) The Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (collectively, "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser's responsibilities as adviser of the Fund which (i) may be based upon any willful misfeasance, bad faith or gross negligence by the Adviser, any of its employees or any affiliate acting on behalf of the Adviser (other than a Portfolio Manager

  Indemnified Person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering Shares of the Fund or any Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Fund or the Adviser or any affiliated person of the Adviser by a Portfolio Manager Indemnified Person (other than an Adviser Indemnified Person); provided however, that in no case is the indemnity of the Adviser in favor of the Portfolio Manager Indemnified Persons deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

  15. Duration and Termination. This Agreement shall become effective as of the date of execution first written above, and shall continue in effect for two years from such date and continue thereafter on an annual basis with respect to the Portfolio; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Fund, or (b) by the vote of a majority of the outstanding voting shares of the Portfolio, and provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Fund, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended without a majority vote of the outstanding shares (as defined in the 1940 Act) of the Portfolio. This Agreement may be terminated:

    (a) by the Fund at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, forfeiture, compulsory buyout amount, or performance of any other obligation which could deter termination, by vote of a majority of the entire Board of Trustees of the Fund or by a vote of a majority of the outstanding voting shares of the Fund or, with respect to a particular Portfolio, by vote of a majority of the outstanding voting shares of such Portfolio, on 60 days' written notice to the Portfolio Manager and the Adviser;

    (b) by the Portfolio Manager at any time, without the payment of any penalty, forfeiture, compulsory buyout amount or performance of any other obligation which could deter termination, upon 60 days' written notice to the Adviser and the Fund.

    (c) by the Adviser at any time, without the payment of any penalty, forfeiture, compulsory buyout amount or performance of any other obligation which could deter termination, upon 60 days' written notice to the Portfolio Manager and the Fund.

  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a particular Portfolio shall be effective to continue this Agreement with respect to such Portfolio notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio or (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. In the event of termination for any reason, all records of the Portfolio(s) shall promptly be returned to the Adviser or the Fund, free from any claim or retention of rights in such record by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. This Agreement will terminate automatically in event of its assignment (as that term is defined in the 1940
Act), but shall not terminate in connection with any transaction not deemed an assignment within the meaning of Rules 2a-6 under the 1940 Act, or any other rule adopted by the SEC regarding transactions not deemed to be assignments. In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(h), 2(j), 9, 10, 11, 13, 14 and 16 of this Agreement as well as any applicable provision of this Paragraph numbered 15 shall remain in effect.

  16. Use of Name.

    (a) It is understood that the name "Pacific Life Insurance Company" or "Pacific Life", or "Pacific Select Fund" or any derivative thereof or logo associated with that name is the valuable property of the Adviser and its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the prior written approval of the Adviser and only so long as the Adviser is an investment adviser to the Fund and/or the Portfolio. Upon termination of the Investment Advisory Agreement between the Fund and the Adviser, the Portfolio Manager shall forthwith cease to use such name (or derivative or logo).

    (b) It is understood that the name "Alliance Capital Management L.P." or "Alliance Capital" or any derivative thereof or logo associated with that name is the valuable property of the Portfolio Manager and that the Adviser has the right to use such name (or derivative or logo), in offering materials of the Fund and/or Portfolio with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a Portfolio Manager to the Fund and/or the Portfolio. Upon termination of this Agreement between the Fund, the Adviser and the Portfolio Manager, the Fund and the Adviser shall forthwith cease to use such name (or derivative or logo).

    (c) Neither the Fund nor the Advisers shall use the Portfolio Manager's name in promotional or sales related materials prepared by or on behalf of the Adviser or the Fund, without prior review and approval by the Portfolio Manager, which may not be unreasonably withheld.

  17. Limitation of Liability. A copy of the Amended and Restated Agreement and Declaration of Trust for the Fund is on file with the Secretary of the Commonwealth of Massachusetts. The Agreement and Declaration of Trust has been executed on behalf of the Fund by a Trustee of the Fund in his capacity as Trustee of the Fund and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Fund and shall not be binding upon any Trustee, officer, employee, agent or shareholder, whether past, present, or future, of the Fund individually.

  18. Miscellaneous.

    (a) This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

    (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

    (c) To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with prior written consent of the other parties.

    (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

    (e) This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same Agreement.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first written above.

                                          PACIFIC LIFE INSURANCE COMPANY

Attest:                                   By:

---------------------------------            ----------------------------------
Title:                                       Title:

                                          By:

                                             ----------------------------------
                                             Title:

                                          ALLIANCE CAPITAL MANAGEMENT L.P.
                                          BY: ALLIANCE CAPITAL MANAGEMENT
                                          CORP., GENERAL PARTNER

Attest:                                   By:

---------------------------------            ----------------------------------
Title:                                       Title:

                                          PACIFIC SELECT FUND

Attest:                                   By:

---------------------------------            ----------------------------------
Title:                                       Title:

                              PACIFIC SELECT FUND
                                 FEE SCHEDULE

  Portfolio: Agressive Equity

  Fee:

  The Adviser will pay to the Portfolio Manager a monthly fee based on the average daily net assets of this Portfolio at an annual rate equal to:

              .60% of the first $100 million
              .45% on the next $400 million
              .40% on excess over $500 million

                                  APPENDIX B

                        PORTFOLIO MANAGEMENT AGREEMENT

  AGREEMENT made this 1st day of May, 1998 between Pacific Life Insurance Company ("Adviser"), a California corporation, and Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co. ("Portfolio Manager"), a partnership organized and existing under the laws of the State of New York, and Pacific Select Fund (the "Fund"), a Massachusetts Business Trust.

  WHEREAS, the Fund is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

  WHEREAS, the Fund is authorized to issue shares of beneficial interest ("Shares") in separate portfolios, with each such portfolio representing interests in a separate portfolio; and

  WHEREAS, the Fund currently offers multiple Portfolios, two of which are designated as the Equity Portfolio and the Bond and Income Portfolio, such Portfolios together with any other Portfolios subsequently established by the Fund, with respect to which the Fund and Adviser desire to retain the Portfolio Manager to render investment advisory services hereunder, and with respect to which the Portfolio Manager is willing to do so, being herein collectively referred to also as the "Portfolios"; and

  WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

  WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Advisers Act; and

  WHEREAS, the Fund has retained the Adviser to render investment advisory services to the Portfolios pursuant to an Advisory Agreement, as amended, and such Agreement authorizes the Adviser to engage Portfolio Manager to discharge the Adviser's responsibilities with respect to the investment management of the Portfolios, a copy of which has been provided to the Portfolio Manager and is incorporated by reference herein; and

  WHEREAS, the Fund and the Adviser desire to retain the Portfolio Manager to furnish investment advisory services to one or more Portfolios of the Fund and the Portfolio Manager is willing to furnish such services to such Portfolios and the Adviser in the manner and on the terms hereinafter set forth; and

  NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Fund, the Adviser, and the Portfolio Manager as follows:

  1. Appointment. The Fund and the Adviser hereby appoint Goldman Sachs Asset Management to act as Portfolio Manager to the Equity Portfolio and the Bond and Income Portfolio ("the Portfolios") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

  In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more portfolios other than the Portfolios, the Adviser shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Fund and Adviser in writing, whereupon such portfolio shall become a Portfolio hereunder, and be subject to this Agreement.

  2. Portfolio Manager Duties. Subject to the supervision of the Fund's Board of Trustees and the Adviser, the Portfolio Manager will provide a continuous investment program for the Portfolios and determine the composition of the assets of the Portfolios, including determination of the purchase, retention, or sale of the securities, cash, and other investments, including futures contracts and options thereon, for the Portfolios. The

Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolios' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolios, when these transactions should be executed, and what portion of the assets of the Portfolios should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Portfolios. To the extent permitted by the investment policies of the Portfolios, the Portfolio Manager shall make decisions for the Portfolios as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Portfolios. The Portfolio Manager is authorized to exercise tender offers, exchange offers and to vote proxies on behalf of the Fund, each as the Portfolio Manager determines is in the best interest of the Fund. In performing these duties, the Portfolio
Manager:

    (a) Shall conform with (1) the 1940 Act and all rules and regulations thereunder, and releases and interpretations related thereto (including any no- action letters and exemptive orders which have been granted by the SEC to the Fund and/or the Adviser, provided that the Fund or Adviser notifies Portfolio Manager of any conditions set forth therein, or any no-action letters and exemptive orders which have been granted to the Portfolio Manager) which the Portfolio Manager shall provide copies of to the Fund and the Adviser, (2) with all other applicable federal and state laws and regulations pertaining to investment vehicles underlying variable annuity and/or variable life insurance contracts, provided Adviser informs Portfolio Manager of all applicable state insurance laws relating to the investment and management of the Portfolios, including restrictions or limitations on investments in the Portfolios, and further provided that Adviser promptly notifies Portfolio Manager of any changes in such laws or requirements, (3) any applicable procedures, policies and/or guidelines, including but not limited to diversification procedures, adopted by the Fund's Board of Trustees, or implemented by the Adviser with respect to Portfolio Manager; provided that with respect to procedures governing transactions involving affiliates (such as those adopted pursuant to 1940 Act Rules 17a-7, 17e-1 and 10f-3), such procedures will identify any affiliate of the Adviser and the Fund, other than affiliates of the Portfolio Manager, (4) with the Portfolios' objectives, investment policies and investment restrictions as stated in the Fund's Prospectus and Statement of Additional Information ("SAI"), and (5) with the provisions of the Fund's Registration Statement filed on Form N-1A under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended from time to time. Until the Adviser delivers any supplements or amendments to the Portfolio Manager, the Portfolio Manager shall be fully protected in relying on the Fund's Registration Statement previously furnished to the Portfolio Manager by the Adviser.

    (b) Is responsible, in connection with its responsibilities under this
  Section 2, for decisions to buy and sell securities and other investments for the Portfolios, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Portfolio Manager's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Portfolios, taking into account the factors specified in the Prospectus and SAI for the Fund, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's (or its affiliates) overall responsibilities with respect to the Portfolios and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act, the Portfolio Manager is further authorized to place orders on behalf of the Portfolios through the Portfolio Manager or any affiliate thereof if the Portfolio Manager or its affiliate is registered as a broker or dealer with the SEC or as a FCM with the Commodities Futures Trading Commission ("CFTC"), to any of its affiliates that are brokers or dealers or FCMs or such other entities which provide similar services in foreign countries, or to such brokers or dealers that also provide research or statistical research and material, or other services to the Portfolios or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Adviser and Board of Trustees of the Fund, indicating the brokers, dealers or FCMs to which such allocations have been made and the basis therefor.

    (c) May, on occasion when the purchase or sale of a security is deemed to be in the best interest of a Portfolio as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Fund's Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

    (d) Will, in connection with the purchase and sale of securities for the Portfolios, together with the Adviser, arrange for the transmission to the custodian and recordkeeping agent for the Fund, on a daily basis, such confirmation(s), trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and recordkeeping agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolios, and with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian, and recordkeeping agent, and, if required, the Adviser.

    (e) Will assist the custodian and recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund, the value of any portfolio securities or other assets of the Portfolios for which the custodian and recordkeeping agent seeks assistance from the Portfolio Manager or identifies for review by the Portfolio Manager. In this regard, the Portfolio Manager may be required, if requested by the Fund's Adviser or custodian and recordkeeping agent, to obtain and provide broker and/or market-maker quotations, to verify prices obtained from Fund pricing sources, to price portfolio securities for which there is no readily available market and/or to take such other actions as may be required to ensure the Fund is valued at fair market value in accordance with the Fund's pricing procedures.

    (f) Will make available to the Fund and the Adviser promptly upon request, any of the Portfolios' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and recordkeeping agent for the Fund), as are necessary to assist the Fund and the Adviser to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

    (g) Will regularly report to the Fund's Board of Trustees on the investment program for the Portfolios and the issuers and securities represented in the Portfolios' portfolios, and will furnish the Fund's Board of Trustees with respect to the portfolio such periodic and special reports as the Trustees and the Adviser may reasonably request.

    (h) Will not disclose or use any records or information obtained pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as expressly authorized in this Agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities or obtaining investment licenses in various countries or the opening of custody accounts and dealing with settlement agents in various countries, and will keep confidential any information obtained pursuant to the Agreement, and disclose such information only if the Board of Trustees of the Fund has authorized such disclosure, or if such disclosure is otherwise made public or is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority, or as may be required by the legal process or in connection with any litigation arising out of the subject matter of this Agreement. The Fund and the Adviser will not disclose or use any records or information respecting the Portfolio Manager obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only as expressly authorized in this Agreement, if the Board of Trustees of the Fund has authorized such disclosure, or if such disclosure is otherwise made public or is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority, or as may be required by the legal process or in connection with any litigation arising out of the subject matter of this Agreement.

    (i) Shall not permit any employee of the Portfolio Manager to have any material connection with the handling of the Portfolios if such employee has:

      (i) been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesperson, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

      (ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesperson or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

    (j) Shall provide to Adviser a copy of Portfolio Manager's Form ADV as filed with the SEC and a list of persons who Portfolio Manager wishes to have authorized to give written and/or oral instructions to custodians of Fund assets for the Portfolios.

    (k) The Portfolio Manager agrees that it will immediately notify the Fund and the Adviser of any change in the control (as defined in the 1940 Act) of the Portfolio Manager.

  3. Disclosure about Portfolio Manager. The Portfolio Manager has reviewed the current Registration Statement for the Fund filed with the SEC and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered. The Adviser has received a current copy of the Portfolio Manager's Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. On an annual basis, (or more frequently if requested by the Adviser or the Fund's Board of Trustees) the Portfolio Manager agrees to provide the Adviser with current copies of the Portfolio Manager's Form ADV, and any supplements or amendments thereto, as filed with the SEC.

  4. Certain Diversification Matters. Adviser shall perform quarterly and annual tax compliance tests to ensure that the Portfolios are in compliance with Subchapter M of the Internal Revenue Code ("IRC") and Section 817(h) of the IRC. Adviser shall apprise the Portfolio Manager promptly after each quarter end of any non-compliance with the diversification requirements in such IRC provisions. If so advised, the Portfolio Manager shall take prompt action to bring the Portfolio(s) back into compliance with such IRC diversification provisions, as directed by the Adviser. The Portfolio Manager agrees that it shall not be absolved of its responsibilities, duties and obligations to manage the Portfolios in a manner consistent with Diversification Procedures or other procedures, policies and/or guidelines adopted by the Fund, or implemented by the Adviser with respect to Portfolio Manager.

  5. Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement. The Portfolio Manager shall not be responsible for any of the following:

    (a) Expenses of all audits by the Fund's independent public accountants;

    (b) Expenses of the Fund's transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

    (c) Expenses of the Fund's custodial services including recordkeeping services provided by the custodian;

    (d) Expenses of the Fund's recordkeeping services provided by the recordkeeping agent;

    (e) Expenses of obtaining quotations for calculating the value of the Portfolio's net assets;

    (f) Expenses of obtaining portfolio activity reports for each Portfolio;

    (g) Expenses of maintaining the Fund's tax records;

    (h) Salaries and other compensation of any of the Fund's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or its subsidiaries or affiliates (except that the Adviser, or any of its subsidiaries or affiliates, shall bear the expense with respect to executive officers and employees, if any, who are officers, directors, stockholders or employees of the Adviser or of its subsidiaries or affiliates);

    (i) Taxes, if any, levied against the Fund or any of its Portfolios;

    (j) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Portfolios;

    (k) Costs, including the interest expenses, of borrowing money;

    (l) Costs and/or fees incidental to meetings of the Fund's shareholders, the preparation and mailings of proxy statements, prospectuses, statements of additional information and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Fund's existence, and the registration of shares with federal and state securities or insurance authorities;

    (m) The Fund's legal fees, including the legal fees related to the registration and continued qualification of the Fund's shares for sale;

    (n) Costs of printing "share" stock certificates, if any, representing shares of the Fund;

    (o) Trustees' fees and expenses of Trustees of the Fund who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof (except that the Adviser shall bear the expense of any trustee who is an officer, employee, or stockholder of the Adviser or any affiliate thereof);

    (p) The Fund's fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

    (q) Association membership dues;

    (r) Extraordinary expenses of the Fund as may arise including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Fund to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto (unless Portfolio Manager is responsible for such expenses under Section 14 of this Agreement); and

    (s) Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

  6. Compensation. For the services provided and the expenses borne by the Portfolio Manager pursuant to this Agreement, the Adviser will pay to the Portfolio Manager a fee in accordance with the Fee Schedule attached to this Agreement. This fee will be computed and accrued daily and payable monthly.

  7. Seed Money. The Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of any Portfolio.

  8. Duty to Notify

    (a) The Portfolio Manager agrees that it shall immediately notify the Adviser and the Fund in the event (i) that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that can reasonably be expected to result in any of these actions, (ii) the Portfolio Manager has a reasonable basis for believing that the Portfolio Manager or the Portfolio has ceased to comply with any procedures, policies and/or guidelines adopted by the Fund or implemented by the Adviser, including but not limited to diversification procedures, or (iii) if the Portfolio Manager knows of any material fact respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

    (b) The Adviser agrees that it shall immediately notify the Portfolio Manager in the event (i) that the SEC has censured the Adviser or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the IRC, and (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the IRC or the Regulations thereunder.

  9. Independent Contractor. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless provided herein or authorized from time to time by the Fund, the Portfolio Manager shall have no authority to act for or represent the Fund in any way or otherwise be deemed the Fund's Agent.

  10. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Adviser's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

  11. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance authorities) in connection with any investigation or inquiry relating to this Agreement or the Fund.

  12. Responsibility and Control. Notwithstanding any other provision of this Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Portfolio Manager.

  13. Services Not Exclusive. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Portfolios) or from engaging in other activities.

  14. Liability. Except as provided in Section 14 and as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Fund and the Adviser agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of
Section 15 of the 1933 Act, controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

  15. Indemnification.

    (a) The Portfolio Manager agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Adviser (collectively, "Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities to the Fund which (i) may be based upon any willful misfeasance, bad faith, or gross negligence of, or by reckless disregard of, the Portfolio Manager's obligations and/or duties under this Agreement by the Portfolio Managers or by any of its directors, officers or employees, or any affiliate acting on behalf of the Portfolio Manager (other than an Adviser Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the Shares of the Fund or any Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished in writing to the Adviser, the Trust, or any affiliated person of the Fund by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than an Adviser Indemnified Person); provided, however, that in no case is the Portfolio Manager's indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his or her duties, or by reason of his or her reckless disregard of obligation and duties under this Agreement.

    (b) The Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (collectively, "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser's responsibilities as adviser of the Fund which
  (i) may be based upon any willful misfeasance, bad faith or gross negligence by the Adviser, any of its employees or any affiliate acting on behalf of the Adviser (other than a Portfolio Manager

  Indemnified Person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering Shares of the Fund or any Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Fund or the Adviser or any affiliated person of the Adviser by a Portfolio Manager Indemnified Person (other than an Adviser Indemnified Person); provided however, that in no case is the indemnity of the Adviser in favor of the Portfolio Manager Indemnified Persons deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

  16. Duration and Termination. This Agreement shall become effective as of the date of execution first written above, and shall continue in effect for two years from such date and continue thereafter on an annual basis with respect to the Portfolios; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Fund, or (b) by the vote of a majority of the outstanding voting shares of each Portfolio, and provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Fund, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended without a majority vote of the outstanding shares (as defined in the 1940 Act) of the Portfolios. This Agreement may be terminated:

    (a) by the Fund at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, forfeiture, compulsory buyout amount, or performance of any other obligation which could deter termination, by vote of a majority of the entire Board of Trustees of the Fund or by a vote of a majority of the outstanding voting shares of the Fund or, with respect to a particular Portfolio, by vote of a majority of the outstanding voting shares of such Portfolio, on 60 days' written notice to the Portfolio Manager and the Adviser;

    (b) by the Portfolio Manager at any time, without the payment of any penalty, forfeiture, compulsory buyout amount or performance of any other obligation which could deter termination, upon 60 days' written notice to the Adviser and the Fund.

    (c) by the Adviser at any time, without the payment of any penalty, forfeiture, compulsory buyout amount or performance of any other obligation which could deter termination, upon 60 days' written notice to the Portfolio Manager and the Fund.

  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a particular Portfolio shall be effective to continue this Agreement with respect to such Portfolio notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio or (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. In the event of termination for any reason, all records of the Portfolio(s) shall promptly be returned to the Adviser or the Fund, free from any claim or retention of rights in such record by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. This Agreement will terminate automatically in event of its assignment (as that term is defined in the 1940
Act), but shall not terminate in connection with any transaction not deemed an assignment within the meaning of Rules 2a-6 under the 1940 Act, or any other rule adopted by the SEC regarding transactions not deemed to be assignments. In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(h), 2(j), 9, 10, 11, 13, 14 and 16 of this Agreement as well as any applicable provision of this Paragraph numbered 15 shall remain in effect.

  17. Use of Name.

    (a) It is understood that the name "Pacific Life Insurance Company" or "Pacific Life", or "Pacific Select Fund" or any derivative thereof, any tradename, trademark, trade device, service mark, symbol or logo associated with those names are the valuable property of the Adviser and its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the prior written approval of the Adviser and only so long as the Adviser is an investment adviser to the Fund and/or the Portfolios. Upon termination of the Investment Advisory Agreement between the Fund and the Adviser, the Portfolio Manager shall forthwith cease to use such name (or derivative or logo).

    (b) It is understood that the name "Goldman Sachs & Co." or "Goldman Sachs" or any derivative thereof, any tradename, trademark, trade device, service mark, symbol or logo associated with those names are the valuable property of the Portfolio Manager and that the Adviser has the right to use such name (or derivative or logo), in offering materials of the Fund and/or Portfolios with the prior written approval of the Portfolio Manager and for so long as the Portfolio Manager is a Portfolio Manager to the Fund and/or the Portfolios. Upon termination of this Agreement between the Fund, the Adviser and the Portfolio Manager, the Fund and the Adviser shall forthwith cease to use such name (or derivative or logo).

    (c) Neither the Fund nor the Advisers shall use the Portfolio Manager's name (or that of any affiliate, including the name "Goldman Sachs") in promotional or sales related materials prepared by or on behalf of the Adviser or the Fund, without prior review and approval by the Portfolio Manager, which may not be unreasonably withheld.

  18. Limitation of Liability. A copy of the Amended and Restated Agreement and Declaration of Trust for the Fund is on file with the Secretary of the Commonwealth of Massachusetts. The Agreement and Declaration of Trust has been executed on behalf of the Trust by a Trustee of the Trust in his capacity as Trustee of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Fund and shall not be binding upon any Trustee, officer, employee, agent or shareholder, whether past, present, or future, of the Fund individually.

  19. Miscellaneous.

    (a) This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

    (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

    (c) To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with prior written consent of the other parties.

    (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

    (e) This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same Agreement.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first written above.

                                          PACIFIC LIFE INSURANCE COMPANY

Attest:                                   By:

---------------------------------            ----------------------------------
Title:                                       Title:

                                          By:

                                             ----------------------------------
                                             Title:

                                          GOLDMAN SACHS ASSET
                                          MANAGEMENT, A DIVISION OF
                                          GOLDMAN, SACHS & CO.

Attest:                                   By:

---------------------------------            ----------------------------------
Title:                                       Title:

                                          PACIFIC SELECT FUND

Attest:                                   By:

---------------------------------            ----------------------------------
Title:                                       Title:

                              PACIFIC SELECT FUND

                                 FEE SCHEDULE

  Portfolios: Equity and Bond and Income Portfolios

  Fee:

  The Adviser will pay to the Portfolio Manager a monthly fee based on the combined average daily net assets of these Portfolios at an annual rate equal to:

              .35% of the first $100 million
              .30% on the next $100 million
              .25% on the next $800 million
              .20% on excess

  However, this rate will be reduced if the Portfolio Manager is paid lower fees by another variable insurance client, advised or sub-advised by Portfolio Manager or any of its affiliates with (i) initial assets of $750 million or less, or (ii) the combined daily net assets of the Equity and Bond and Income Portfolios, whichever is greater. The fee structure set forth above shall be automatically reduced so that fees paid to Portfolio Manager for services under this Agreement are at a rate equal to the most favorable rate paid to Portfolio Manager or any of its affiliates by such of its investment management clients/accounts as described above.

                                  APPENDIX C

                 CERTAIN INVESTMENT POLICIES AND RELATED RISKS

  The following passages provide information regarding the risks associated with some of the investment policies set forth in the proxy statement for each Portfolio, including those investment policies that currently are not used by any current Portfolio Manager of the Fund. For a complete list of other investment techniques and their related risks, please refer to the Fund's Prospectus or Statement of Additional Information.

 Small-Capitalization Companies

  The Aggressive Equity Portfolio may continue to invest in the equity securities of small capitalization companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Portfolio of securities to meet redemptions or otherwise may require the Portfolio to sell these securities at a discount from market prices or during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

 Foreign Securities

  The Aggressive Equity Portfolio may invest up to 20% of its assets in the equity securities of foreign issuers that are principally traded in securities markets outside the United States, and the Bond and Income Portfolio may invest up to 10% of its assets in non-U.S. dollar denominated securities, including in securities from issuers located in "emerging market countries."

  The non-U.S. dollar denominated foreign securities in which each Portfolio may invest will be exposed to currency fluctuations. Transactions in most foreign securities are conducted in foreign currencies, so a Portfolio's assets must be exchanged for another currency each time a security is bought or sold or a dividend paid. Similarly, share price quotations and total return information reflect conversion into U.S. dollars. Fluctuations in foreign exchange rates can significantly increase or decrease the U.S. dollar value of a foreign investment, which will enhance or diminish the return of a foreign security in its own currency.

  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), and potential restrictions on the flow of international capital. In many countries, there is less publicly available information about issuers than is available in reports about companies in the United States. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including dividends and interest) from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or over-the-counter markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. In addition, a number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in interest rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Emerging markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell a security, could result in possible liability of the Fund to the purchaser. Investment in foreign securities also involves the risks of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries.

 High-Yield Bonds and Emerging Market Debt:

  If Shareholders approve Goldman Sachs as the New Portfolio Manager of the Bond and Income Portfolio, the Portfolio will be permitted to invest up to 20% of its assets in high risk debt securities rated lower than Baa by Moody's or BBB by S&P, or, if not rated by Moody's or S&P, of equivalent quality. These securities often are referred to as "high yield bonds" or "junk bonds."

  In general, investments in high yield bonds provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also entail greater price volatility and principal and income risk. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices. In the case of high yield bonds structured as zero coupon bonds or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

  The secondary market in which high yield bonds are traded is generally less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect the daily net asset value of the Portfolio's shares. At times of less liquidity, it may be more difficult to value the high yield bonds because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

  The Portfolio may also invest in the debt securities of issuers, which may include governments, from developing or "emerging market" countries. Most, if not all, of these securities are unrated and exhibit many of the same characteristics described above for high-yield debt securities. In the case of many emerging market debt securities, the amount of publicly-available information may be even less than for domestic high-yield debt securities.

  Included among the emerging market debt obligations in which the Bond and Income Portfolio may invest are "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds are not considered U.S. Government securities and are considered speculative. Brady Bonds have been issued only recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the over-the-counter secondary market.

  Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings. Investing in emerging market debt securities also involves the risks of investing in foreign securities generally. Please see "Foreign Securities" for a summary of these risk factors.

  Interest Rate Swap Agreements: The Bond and Income Portfolio may invest in interest rate swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing the particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Commonly used swap agreements include interest rate caps, interest rate floors, and collars.

  Interest Rate Caps: In return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap."

  Interest Rate Floors: In return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level.

  Interest Rate Collars: Under this arrangement, one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

  Whether a Portfolio's use of a swap agreement will be successful in furthering its investment objective will depend on the Portfolio Manager's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of default or bankruptcy of a swap agreement counterparty. A Portfolio Manager will enter into swap agreements only with counterparties that have outstanding securities rated A or better by Moody's or S&P or that have outstanding short-term securities rated P-2 or better by Moody's or A-2 or better by S&P.

  The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

  Stripped Mortgage Backed Securities: Stripped mortgage-backed securities ("SMBS") are derivative multi-class securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

  SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. For instance, a common type of SMBS will have one class receiving some of the interest and most of the principal from mortgage assets, while the other class will receive most of the interest and the remainder of the principal.

  Moreover, there are SMBS under which one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

  Although some SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

  In addition, the Bond and Income Portfolio may invest in inverse floaters and "IO" and "PO" tranches of planned amortization class ("PAC") certificates. PAC Certificates are parallel-pay real estate mortgage investment conduit ("REMIC") certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC Tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend of have market prices and yields that are much more volatile than other PAC classes.

  A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO's are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in payment speeds.

 Floating and Variable Rate Securities

  Floating and variable rate securities provide for a specific adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that the interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

  The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Portfolios with a certain degree of protection against rises in interest rates, Portfolios investing in floaters will participate in any declines in interest rates as well.

  The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's limitations on investments in such securities.

 Structured Notes

  The Bond and Income Portfolio may invest in structured notes. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Portfolio's investment. Structured notes may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

                                  APPENDIX D

         OTHER INFORMATION REGARDING ALLIANCE CAPITAL MANAGEMENT L.P.

  Alliance Capital Management Corporation (ACMC) is the General Partner of and therefore controls Alliance. The directors of ACMC are listed below, together with principal executive officers of ACMC, each with their principal occupations. Unless otherwise noted, the business address of each person shown below is 1345 Avenue of the Americas, New York, New York 10105.

 NAME                    POSITION WITH ACMC, PRINCIPAL OCCUPATION AND OTHER INFORMATION
 ----                    --------------------------------------------------------------
 Williams, Dave Harrell  Chairman of the Board, Chief Executive Officer & Director, ACMC
  787 Seventh Avenue
  New York, NY 10019
 Holloway, Benjamin Duke Director, ACMC; Financial Consultant
 Melone, Joseph James    Director, ACMC; Chairman of the Executive Committee, The
  787 Seventh Avenue     Equitable Companies Incorporated; Chairman of the Executive
  New York, NY 10019     Committee, The Equitable Life Assurance Society of the United
                         States; Senior Vice President, AXA-UAP
 Bebear, Claude          Director, ACMC; Chairman of the Executive Board, AXA-UAP;
  23 ava Matignon        Chairman, The Equitable Companies Incorporated
  Paris, France 75008
 Duverne, Denis          Director, ACMC; Senior Vice President AXA-UAP; Director, The
  23 ava Matignon        Equitable Life Assurance Society of the United States
  Paris, France 75008
 Hellebuyck, Jean-Pierre Director, ACMC; Chairman, AXA Asset Management (Europe)
  23 ava Matignon
  Paris, France 75008
 Savage, Frank           Director, ACMC; Chairman, Alliance Capital Management
  787 Seventh Avenue     International
  New York, NY 10019
 Bastida, Luis Javier    Director, ACMC; Chief Financial Officer, Banco Bilbao Vizcaya
  Plaza San Nicholas     S.A.
  1-Bilbao, Spain
 Miller, Edward D.       Director, ACMC; President & Chief Executive Officer, The
  787 Seventh Avenue     Equitable Companies Incorporated; Chairman of the Board and
  New York, NY 10019     Chief Executive Officer, The Equitable Life Assurance Society
                         of the United States
 de Castries, Henri      Director, ACMC; Vice Chairman, Director and Senior Executive
  23 ava Matignon        Vice President AXA-UAP; Vice Chairman of the Board, The
  Paris, France 75008    Equitable Companies Incorporated

                            POSITION WITH ACMC,
 NAME                       PRINCIPAL OCCUPATION AND OTHER INFORMATION
 ----                       ------------------------------------------
 Brydon, Donald H.          Director, ACMC; Chief Executive Officer, AXA Asset
                            Management (Europe); Director, AXA Investment Managers S.A.
 Dolan, Kevin C.            Director, ACMC; Chief Executive Officer, AXA Asset
  23 ava Matignon           Management (France)
  Paris, France 75008
 Williams, Reba White       Director, ACMC; Director, Special Projects, ACMC; Art
                            Historian
 Tullin, Stanley B.         Director, ACMC; Executive Vice President and Chief Financial
                            Officer, The Equitable Companies Incorporated; Vice Chairman
                            and Chief Financial Officer and Vice Chairman, Insurance
                            Division, The Equitable Life Assurance Society of the United
                            States
 Noris, Peter D.            Director, ACMC; Executive Vice President and Chief
  787 Seventh Avenue        Investment Officer, The Equitable Companies Incorporated
  New York, NY 10019
 Zoellick, Robert Bruce     Director, ACMC; John M. Olin Professor in National Security
  3900 Wisconsin Avenue, NW Affairs at the U.S. Naval Academy
  Washington, D.C.
 Carifa, John Donato        Director, President & Chief Operating Officer, ACMC
 Calvert, Bruce William     Director, Vice Chairman & Chief Investment Officer, ACMC
 Harrison, Alfred           Director & Vice Chairman, ACMC
 Brewer, Jr., David Ramson  Senior Vice President, General Counsel & Secretary, ACMC
 Joseph, Jr., Robert Henry  Senior Vice President & Chief Financial Officer, ACMC

  Alliance serves as adviser to the Hudson River Trust Alliance Aggressive Stock Portfolio which has a substantially similar investment objective and similar investment policies to the Aggressive Equity Portfolio that will become effective if the New Portfolio Management Agreement is approved. The approximate net assets of the Alliance Aggressive Stock Portfolio were $ as of [date]; and the fee charged by Alliance for their services (as a percentage of average daily net assets) is 0.625% of the first $750 million, 0.575% of the next $750 million, 0.525% of the next $1 billion, 0.500% of the next $2.5 billion, and 0.475% thereafter.

                                  APPENDIX E

          OTHER INFORMATION REGARDING GOLDMAN SACHS ASSET MANAGEMENT

  Goldman Sachs Asset Management is a separate operating division of Goldman Sachs and has its principal business address at One New York Plaza, New York, New York 10004. Goldman Sachs Funds Management, L.P. ("GSFM") is a Delaware limited partnership and has its principal business address at One New York Plaza, New York, New York 10004. Goldman Sachs Asset Management International is a wholly owned subsidiary of Goldman Sachs and has its principal business address at 140 Fleet Street, London, England EC4A 2BJ.

  Goldman Sachs is a worldwide investment banking firm and has its principal business address at 85 Broad Street, New York, New York 10004. Goldman Sachs is the general partner of GSFM. The principal executive officers of Goldman Sachs are Jon S. Corzine and Henry M. Paulson. The principal occupation of Messrs. Corzine and Paulson is the management of Goldman Sachs. The general Partners of Goldman Sachs are The Goldman Sachs Group, L.P. (a Delaware Limited Partnership) ("GSGLP") and The Goldman, Sachs & Co. L.L.C. (a Delaware limited liability company) ("GSGLLC"). The principal business address of the executive officers and general partners is 85 Broad Street, New York, New York 10004. The Goldman Sachs Corporation ("GSC") is the parent company of both GSGLP and GSCLLC. GSGLP is also a parent of GSGLLC. GSC is the sole general partner of GSGLP. David B. Ford is chief executive officer of GSAMI and co-chief executive officer of GSFM. John P. McNulty is co-chief executive officer of GSFM.

  Goldman Sachs provides investment management services to two other registered mutual funds which have similar objectives and similar policies to those of the Equity Portfolio that will become effective if the New Portfolio Management Agreement with Goldman Sachs is approved: the Goldman Sachs CORE Large Cap Growth Fund and the Hirtle Callaghan Growth Equity Portfolio. The approximate net assets of the Goldman Sachs CORE Large Cap Growth Fund as of January 31, 1998 were $75,000,000, and the fee charged by Goldman Sachs for its services (as a percentage of average daily net assets) is 0.75%. The approximate net assets of the Hirtle Callaghan Growth Equity Portfolio as of
       were $     , and the fee charged by Goldman Sachs for its services (as a percentage of average net assets) is 0.30%.

                           VOTING INSTRUCTION/PROXY
                           ------------------------

                              Pacific Select Fund
                          Aggressive Equity Portfolio

The undersigned owner of a variable life insurance policy or variable annuity contract (collectively, "Variable Contracts") issued or administered by Pacific Life Insurance Company ("Pacific Life"), and funded by separate accounts of Pacific Life, hereby instructs Pacific Life, on behalf of the pertinent separate account, to vote the shares of the Aggressive Equity Portfolio of the Pacific Select Fund (the "Fund") attributable to his or her Variable Contract at the meeting of shareholders of the Fund to be held at _____ a.m./p.m., Pacific Time, on _________, 1998, at 700 Newport Center Drive, Newport Beach, California, 92660, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the discretion of Pacific Life upon such other matters as may properly come before the meeting or any adjournment thereof.

THIS VOTING INSTRUCTION IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends a vote FOR the following proposal.
                                        ---

I. To approve the portfolio management agreement with Alliance Capital Management L.P. ("Alliance Capital") for the Aggressive Equity Portfolio under which Alliance Capital would commence serving as Portfolio Manager of the Aggressive Equity Portfolio on May 1, 1998.



     _____________ FOR   _____________ AGAINST   _____________ ABSTAIN

This voting instruction will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSAL. If this voting instruction is not returned or is not returned properly executed, such votes will be cast by Pacific Life on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from Variable Contract owners.

                         Receipt of the Notice of Meeting and
                         Proxy Statement is hereby acknowledged:

                         Dated: _____________________, 1998


                         __________________________________


                         __________________________________
                         Signature(s) of Contractowner(s)


All designated owners of the Variable Contract(s) shown on this voting instruction must sign hereon. If as an attorney, executor, trustee, guardian or in some representative capacity or as an officer of a corporation or partnership, please add title as such.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY.

                           VOTING INSTRUCTION/PROXY
                           ------------------------

                              Pacific Select Fund
                               Equity Portfolio

The undersigned owner of a variable life insurance policy or variable annuity contract (collectively, "Variable Contracts") issued or administered by Pacific Life Insurance Company ("Pacific Life"), and funded by separate accounts of Pacific Life, hereby instructs Pacific Life, on behalf of the pertinent separate account, to vote the shares of the Equity Portfolio of the Pacific Select Fund (the "Fund") attributable to his or her Variable Contract at the meeting of shareholders of the Fund to be held at _____ a.m./p.m., Pacific Time, on _________, 1998, at 700 Newport Center Drive, Newport Beach, California, 92660, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the discretion of Pacific Life upon such other matters as may properly come before the meeting or any adjournment thereof.

THIS VOTING INSTRUCTION IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends a vote FOR the following proposal.
                                        ---

II. To approve the portfolio management agreement with Goldman Sachs Asset Management ("Goldman Sachs") for the Equity Portfolio under which Goldman Sachs would commence serving as Portfolio Manager of the Equity Portfolio as of May 1, 1998.



     _____________ FOR   _____________ AGAINST   _____________ ABSTAIN

This voting instruction will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSAL. If this voting instruction is not returned or is not returned properly executed, such votes will be cast by Pacific Life on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from Variable Contract owners.

                         Receipt of the Notice of Meeting and
                         Proxy Statement is hereby acknowledged:

                         Dated: _____________________, 1998


                         __________________________________


                         __________________________________
                         Signature(s) of Contractowner(s)


All designated owners of the Variable Contract(s) shown on this voting instruction must sign hereon. If as an attorney, executor, trustee, guardian or in some representative capacity or as an officer of a corporation or partnership, please add title as such.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY.

                           VOTING INSTRUCTION/PROXY
                           ------------------------

                              Pacific Select Fund
                           Bond and Income Portfolio

The undersigned owner of a variable life insurance policy or variable annuity contract (collectively, "Variable Contracts") issued or administered by Pacific Life Insurance Company ("Pacific Life"), and funded by separate accounts of Pacific Life, hereby instructs Pacific Life, on behalf of the pertinent separate account, to vote the shares of the Bond and Income Portfolio of the Pacific Select Fund (the "Fund") attributable to his or her Variable Contract at the meeting of shareholders of the Fund to be held at _____ a.m./p.m., Pacific Time, on _________, 1998, at 700 Newport Center Drive, Newport Beach, California, 92660, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the discretion of Pacific Life upon such other matters as may properly come before the meeting or any adjournment thereof.

THIS VOTING INSTRUCTION IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends a vote FOR the following proposal.
                                        ---

III. A. To approve the portfolio management agreement with Goldman Sachs Asset Management ("Goldman Sachs") for the Bond and Income Portfolio under which Goldman Sachs would commence serving as Portfolio Manager of the Bond and Income Portfolio as of May 1, 1998.

III. B. To approve an amendment to the Bond and Income Portfolio's investment objective as described in the Proxy Statement.


     _____________ FOR   _____________ AGAINST   _____________ ABSTAIN

This voting instruction will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSAL. If this voting instruction is not returned or is not returned properly executed, such votes will be cast by Pacific Life on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from Variable Contract owners.

                         Receipt of the Notice of Meeting and
                         Proxy Statement is hereby acknowledged:

                         Dated: _____________________, 1998


                         __________________________________


                         __________________________________
                         Signature(s) of Contractowner(s)


All designated owners of the Variable Contract(s) shown on this voting instruction must sign hereon. If as an attorney, executor, trustee, guardian or in some representative capacity or as an officer of a corporation or partnership, please add title as such.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY.